EXHIBIT 21


                         Subsidiaries of the Registrant

                                                                 State or
                                                              Jurisdiction of
Name                                                          Incorporation
----                                                          -------------
C.S.A.C., Inc. ..........................................     Delaware
C.S.F., Corp. ...........................................     Delaware
C.S.I.C., Inc. ..........................................     Delaware
Catherines #5029 Of New Hartford , Inc. .................     New York
Catherines #5039, Inc. ..................................     North Carolina
Catherines #5043, Inc. ..................................     Tennessee
Catherines #5052, Inc. ..................................     North Carolina
Catherines #5059, Inc. ..................................     Florida
Catherines #5079, Inc. ..................................     Illinois
Catherines #5094, Inc. ..................................     Arkansas
Catherines #5111, Inc. ..................................     Ohio
Catherines #5116, Inc. ..................................     Florida
Catherines #5118, Inc. ..................................     Virginia
Catherines #5124, Inc. ..................................     Pennsylvania
Catherines #5127, Inc. ..................................     North Carolina
Catherines #5139, Inc. ..................................     Florida
Catherines #5141, Inc. ..................................     Florida
Catherines #5142, Inc. ..................................     Pennsylvania
Catherines #5143, Inc. ..................................     North Carolina
Catherines #5144, Inc. ..................................     North Carolina
Catherines #5145, Inc. ..................................     New Jersey
Catherines #5147, Inc. ..................................     Florida
Catherines #5149, Inc. ..................................     Virginia
Catherines #5151 Of Big Flats, Inc. .....................     New York
Catherines #5156, Inc. ..................................     Michigan
Catherines #5163, Inc. ..................................     Nevada
Catherines #5163, Llc ...................................     Nevada
Catherines #5172, Inc. ..................................     Florida
Catherines #5173, Inc. ..................................     Georgia
Catherines #5179, Inc. ..................................     South Carolina
Catherines #5186, Inc. ..................................     Georgia
Catherines #5189, Inc. ..................................     Florida
Catherines #5210, Inc. ..................................     Georgia
Catherines #5267, Inc. ..................................     Arizona
Catherines #5268, Inc. ..................................     Arizona
Catherines #5275, Inc. ..................................     California
Catherines #5279, Inc. ..................................     California
Catherines #5340, Inc. ..................................     Pennsylvania
Catherines #5342, Inc. ..................................     Pennsylvania
Catherines #5343, Inc. ..................................     Rhode Island
Catherines #5344 Of Mays Landing, Inc. ..................     New Jersey
Catherines #5345 Of Colonial Heights, Inc. ..............     Virginia
Catherines #5345, Inc. ..................................     Virginia
Catherines #5346, Inc. ..................................     Louisiana
Catherines #5348, Inc. ..................................     Mississippi
Catherines #5349, Inc. ..................................     Tennessee
Catherines #5350, Inc. ..................................     Maryland
Catherines #5351, Inc. ..................................     Missouri
Catherines #5352, Inc. ..................................     Georgia
Catherines #5353, Inc. ..................................     Georgia
Catherines #5355, Inc. ..................................     Pennsylvania
Catherines #5356, Inc. ..................................     Virginia
Catherines #5357, Inc. ..................................     Pennsylvania
Catherines #5358, Inc. ..................................     California
Catherines #5359, Inc. ..................................     South Carolina
Catherines #5360, Inc. ..................................     Maryland
Catherines #5361, Inc. ..................................     Massachusetts
Catherines #5362, Inc. ..................................     Illinois
Catherines #5363, Inc. ..................................     Alabama
Catherines #5364 Of Buffalo, Inc. .......................     New York
Catherines #5365, Inc. ..................................     Colorado
Catherines #5366, Inc. ..................................     South Carolina
Catherines #5367 Of Middletown, Inc. ....................     New York
Catherines #5368, Inc. ..................................     North Dakota
Catherines #5369, Inc. ..................................     Maryland
Catherines #5370, Inc. ..................................     Illinois
Catherines #5371, Inc. ..................................     Ohio
Catherines #5372, Inc. ..................................     Iowa
Catherines #5373, Inc. ..................................     Ohio
Catherines #5374, Inc. ..................................     New Jersey
Catherines #5375, Inc. ..................................     California
Catherines #5376, Inc. ..................................     North Carolina
Catherines #5377, Inc. ..................................     Alabama
Catherines #5378, Inc. ..................................     Ohio
Catherines #5379, Inc. ..................................     Connecticut
Catherines #5380, Inc. ..................................     Oregon
Catherines #5381, Inc. ..................................     Missouri
Catherines #5382 Of Vestal, Inc. ........................     New York
Catherines #5383, Inc. ..................................     Massachusetts
Catherines #5384, Inc. ..................................     California
Catherines #5385, Inc. ..................................     Kentucky
Catherines #5386, Inc. ..................................     Louisiana
Catherines #5387, Inc. ..................................     South Carolina
Catherines #5388, Inc. ..................................     Florida
Catherines #5390, Inc. ..................................     Illinois
Catherines #5391, Inc. ..................................     Michigan
Catherines #5395, Inc. ..................................     Florida
Catherines #5396, Inc. ..................................     Louisiana
Catherines #5397, Inc. ..................................     South Carolina
Catherines #5398, Inc. ..................................     Louisiana
Catherines #5402, Inc. ..................................     Connecticut
Catherines #5404, Inc. ..................................     Connecticut
Catherines #5407, Inc. ..................................     Arizona
Catherines #5408, Inc. ..................................     Arizona
Catherines #5410, Inc. ..................................     Michigan
Catherines #5411, Inc. ..................................     Alabama
Catherines #5412, Inc ...................................     Minnesota
Catherines #5413 Of Dewitt, Inc. ........................     New York
Catherines #5416, Inc. ..................................     Kansas
Catherines #5428, Inc. ..................................     North Carolina
Catherines #5489, Inc. ..................................     Ohio
Catherines #5542, Inc. ..................................     Virginia
Catherines #5550, Inc. ..................................     North Carolina
Catherines #5552, Inc. ..................................     Colorado
Catherines #5553, Inc. ..................................     Florida
Catherines #5554 Of Spring Valley, Inc. .................     New York
Catherines #5555, Inc. ..................................     Arizona
Catherines #5556, Inc. ..................................     Illinois
Catherines #5644, Inc. ..................................     Florida
Catherines #5645, Inc ...................................     Minnesota
Catherines #5648, Inc. ..................................     Georgia
Catherines #5649, Inc. ..................................     Nevada
Catherines #5706, Inc. ..................................     Maryland
Catherines #5711, Inc. ..................................     Michigan
Catherines #5713, Inc. ..................................     North Dakota
Catherines #5725, Inc. ..................................     Florida
Catherines #5743, Inc. ..................................     Tennessee
Catherines #5745, Inc. ..................................     Florida
Catherines #5746, Inc. ..................................     Nebraska
Catherines #5748, Inc. ..................................     Minnesota
Catherines #5749 Of Clay, Inc. ..........................     New York
Catherines #5750, Inc. ..................................     Florida
Catherines #5753, Inc. ..................................     Pennsylvania
Catherines #5757, Inc. ..................................     South Carolina
Catherines #5778, Inc. ..................................     Massachusetts
Catherines #5793, Inc. ..................................     Pennsylvania
Catherines #5794 Of Pittsford, Inc. .....................     New York
Catherines #5796 Of Poughkeepsie, Inc. ..................     New York
Catherines #5812, Inc. ..................................     Louisiana
Catherines #5819, Inc. ..................................     North Carolina
Catherines #5826, Inc. ..................................     Illinois
Catherines #5843, Inc. ..................................     North Carolina
Catherines #5844 Of Bayshore, Inc. ......................     New York
Catherines #5845, Inc. ..................................     North Carolina
Catherines #5846, Inc. ..................................     California
Catherines #5847, Inc. ..................................     California
Catherines #5848, Inc. ..................................     Arkansas
Catherines #5849, Inc. ..................................     Wisconsin
Catherines #5850 Of Syracuse, Inc. ......................     New York
Catherines #5851, Inc. ..................................     Pennsylvania
Catherines #5852, Inc. ..................................     Pennsylvania
Catherines #5853, Inc. ..................................     Pennsylvania
Catherines #5854, Inc. ..................................     Colorado
Catherines #5855, Inc. ..................................     Wisconsin
Catherines #5856, Inc. ..................................     New Jersey
Catherines #5857, Inc. ..................................     Georgia
Catherines #5858, Inc. ..................................     Iowa
Catherines #5859, Inc. ..................................     North Carolina
Catherines #5860, Inc. ..................................     Alabama
Catherines #5861, Inc. ..................................     Ohio
Catherines #5862, Inc. ..................................     Minnesota
Catherines #5863, Inc. ..................................     Mississippi
Catherines #5864, Inc. ..................................     Tennessee
Catherines #5865, Inc. ..................................     California
Catherines #5867, Inc. ..................................     Kansas
Catherines #5868, Inc. ..................................     Florida
Catherines #5869 Of Rotterdam, Inc. .....................     New York
Catherines #5871, Inc. ..................................     Montana
Catherines #5872, Inc. ..................................     Maryland
Catherines #5873, Inc. ..................................     Pennsylvania
Catherines #5874, Inc. ..................................     Georgia
Catherines #5875, Inc. ..................................     Wisconsin
Catherines #5876, Inc. ..................................     Illinois
Catherines #5878, Inc. ..................................     Delaware
Catherines #5879, Inc. ..................................     West Virginia
Catherines #5881, Inc. ..................................     Alabama
Catherines #5882, Inc. ..................................     Wisconsin
Catherines #5883, Inc. ..................................     California
Catherines #5884, Inc. ..................................     Michigan
Catherines #5885, Inc. ..................................     Alabama
Catherines #5886, Inc. ..................................     Mississippi
Catherines #5888, Inc. ..................................     Illinois
Catherines #5889, Inc. ..................................     California
Catherines #5890, Inc. ..................................     Wisconsin
Catherines #5891, Inc. ..................................     Illinois
Catherines #5892, Inc. ..................................     California
Catherines #5893, Inc. ..................................     Louisiana
Catherines #5894, Inc. ..................................     Oklahoma
Catherines 5405, Inc. ...................................     California
Catherines 5406, Inc. ...................................     California
Catherines 5409, Inc. ...................................     California
Catherines 5414, Inc. ...................................     California
Catherines 5646, Inc. ...................................     California
Catherines 5647, Inc. ...................................     California
Catherines 5742, Inc. ...................................     Missouri
Catherines C.S.A.C., Inc. ...............................     Delaware
Catherines C.S.I.C., Inc. ...............................     Delaware
Catherines Of California, Inc. ..........................     California
Catherines Of Nevada, Inc. ..............................     Nevada
Catherines Of Pennsylvania, Inc. ........................     Tennessee
Catherines Partners Ii, G.P. (Wa) .......................     Washington
Catherines Partners-Indiana, L.L.P ......................     Indiana
Catherines Partners-Texas, L.P. .........................     Tennessee
Catherines Stores Corporation ...........................     Tennessee
Catherines Stores Of Indiana, Inc. ......................     Indiana
Catherines Stores Of Texas, Inc. ........................     Texas
Catherines, Inc. ........................................     Delaware
Catherines.Com, Inc. ....................................     Delaware
Catherines.Com, Inc. ....................................     Tennessee
Charm-Fin Stores, Inc. ..................................     Delaware
Charming J V, Inc. ......................................     Delaware
Charming Shoppes Interactive, Inc. ......................     Delaware
Charming Shoppes Of Colonial Park, Inc. .................     Pennsylvania
Charming Shoppes Of Delaware, Inc. ......................     Pennsylvania
Charming Shoppes Of Echelon, Inc. .......................     New Jersey
Charming Shoppes Of Norristown, Inc. ....................     Pennsylvania
Charming Shoppes Of Trenton, Inc. .......................     New Jersey
Charming Shoppes Of Woodbury, Inc. ......................     New Jersey
Charming Shoppes Receivables Corp. ......................     Delaware
Charming Shoppes Seller, Inc. ...........................     Delaware
Charming Shoppes Street, Inc. ...........................     Delaware
Charming Shoppes, Inc. ..................................     Pennsylvania
Columbia #2589 Devolpment Co, Inc. ......................     Tennessee
CS Insurance Ltd. .......................................     Bermuda
CS Investment Company ...................................     Delaware
Csbc, Inc. ..............................................     Delaware
Csd Acquisition Corp. ...................................     Delaware
Csgc, Inc. ..............................................     Ohio
Cshc, Inc. ..............................................     Delaware
Csi Charities, Inc. .....................................     Pennsylvania
Csi Industries, Inc. ....................................     Delaware
Csi-Dr, Inc. ............................................     Dominican Republic
Csim, Inc. ..............................................     Delaware
Diversified Fashions, Inc. ..............................     Pennsylvania
Ericool Co Ltd. .........................................     Hong Kong
Evatone Trading Ltd. ....................................     Hong Kong
F.B. Plus Women's Apparel Of Kingston, Inc. .............     New York
F.B. Plus Women's Apparel Of Riverside, Inc. ............     New York
F.B. Women's Apparel #3097 Of New Hartford, Inc. ........     New York
F.B. Women's Apparel Of Delmar, Inc. ....................     New York
F.B. Women's Apparel Of Depew, Inc. .....................     New York
F.B. Women's Apparel Of Oneonta, Inc. ...................     New York
F.B. Women's Apparel Of Panorama Plaza, Inc. ............     New York
Fashion Bug #108, Inc. ..................................     Michigan
Fashion Bug #138, Inc. ..................................     Indiana
Fashion Bug #139, Inc. ..................................     Indiana
Fashion Bug #141, Inc. ..................................     New Jersey
Fashion Bug #144, Inc. ..................................     Indiana
Fashion Bug #157, Inc. ..................................     Ohio
Fashion Bug #168, Inc. ..................................     Indiana
Fashion Bug #2003, Inc. .................................     Ohio
Fashion Bug #2004, Inc. .................................     Michigan
Fashion Bug #2006, Inc. .................................     Kentucky
Fashion Bug #2007, Inc. .................................     Louisiana
Fashion Bug #2009, Inc. .................................     Pennsylvania
Fashion Bug #2010, Inc. .................................     Michigan
Fashion Bug #2011, Inc. .................................     Maryland
Fashion Bug #2014, Inc. .................................     Michigan
Fashion Bug #2015, Inc. .................................     Indiana
Fashion Bug #2018, Inc. .................................     Michigan
Fashion Bug #2019, Inc. .................................     North Dakota
Fashion Bug #2020, Inc. .................................     Virginia
Fashion Bug #2021, Inc. .................................     Ohio
Fashion Bug #2022, Inc. .................................     Indiana
Fashion Bug #2023, Inc. .................................     Pennsylvania
Fashion Bug #2026, Inc. .................................     Pennsylvania
Fashion Bug #2027, Inc. .................................     Nebraska
Fashion Bug #2028, Inc. .................................     Georgia
Fashion Bug #2029, Inc. .................................     New Hampshire
Fashion Bug #2030, Inc. .................................     Pennsylvania
Fashion Bug #2031, Inc. .................................     Kansas
Fashion Bug #2032, Inc. .................................     Michigan
Fashion Bug #2034, Inc. .................................     Missouri
Fashion Bug #2036, Inc. .................................     Ohio
Fashion Bug #2037, Inc. .................................     Michigan
Fashion Bug #2039, Inc. .................................     Ohio
Fashion Bug #2040, Inc. .................................     Kentucky
Fashion Bug #2043, Inc. .................................     Indiana
Fashion Bug #2044, Inc. .................................     North Carolina
Fashion Bug #2045 Of East Greenbush, Inc. ...............     New York
Fashion Bug #2047, Inc. .................................     Massachusetts
Fashion Bug #2048, Inc. .................................     Kentucky
Fashion Bug #2049, Inc. .................................     Maryland
Fashion Bug #2050 Of Massena, Inc. ......................     New York
Fashion Bug #2051, Inc. .................................     Illinois
Fashion Bug #2052, Inc. .................................     Minnesota
Fashion Bug #2053, Inc. .................................     Missouri
Fashion Bug #2057, Inc. .................................     Connecticut
Fashion Bug #2058, Inc. .................................     Massachusetts
Fashion Bug #2063, Inc. .................................     Kansas
Fashion Bug #2064, Inc. .................................     Ohio
Fashion Bug #2065, Inc. .................................     Georgia
Fashion Bug #2067, Inc. .................................     Tennessee
Fashion Bug #2068, Inc. .................................     Maine
Fashion Bug #2069, Inc. .................................     Arkansas
Fashion Bug #2070 Of Brooklyn, Inc. .....................     New York
Fashion Bug #2072 Of Islandia, Inc. .....................     New York
Fashion Bug #2074, Inc. .................................     Kentucky
Fashion Bug #2075, Inc. .................................     Illinois
Fashion Bug #2077, Inc. .................................     Michigan
Fashion Bug #2078, Inc. .................................     Michigan
Fashion Bug #2079, Inc, .................................     Ohio
Fashion Bug #2080, Inc. .................................     Ohio
Fashion Bug #2081 Of Ogdensburg, Inc. ...................     New York
Fashion Bug #2082, Inc. .................................     New Jersey
Fashion Bug #2084, Inc. .................................     Ohio
Fashion Bug #2085, Inc. .................................     Kansas
Fashion Bug #2086, Inc. .................................     Illinois
Fashion Bug #2088, Inc. .................................     Connecticut
Fashion Bug #2090, Inc. .................................     Florida
Fashion Bug #2091, Inc. .................................     Florida
Fashion Bug #2092, Inc. .................................     Wisconsin
Fashion Bug #2093, Inc. .................................     Illinois
Fashion Bug #2095, Inc. .................................     Ohio
Fashion Bug #2096, Inc. .................................     Michigan
Fashion Bug #2097, Inc. .................................     New Jersey
Fashion Bug #2100 Of Batavia, Inc. ......................     New York
Fashion Bug #2101, Inc. .................................     Pennsylvania
Fashion Bug #2102, Inc. .................................     Washington
Fashion Bug #2103, Inc. .................................     Washington
Fashion Bug #2105, Inc. .................................     New Hampshire
Fashion Bug #2106 Of Depew, Inc. ........................     New York
Fashion Bug #2109, Inc. .................................     Georgia
Fashion Bug #2111, Inc. .................................     New Jersey
Fashion Bug #2112, Inc. .................................     Florida
Fashion Bug #2113, Inc. .................................     Georgia
Fashion Bug #2114, Inc. .................................     Missouri
Fashion Bug #2115, Inc. .................................     Wisconsin
Fashion Bug #2118 Of Newburgh, Inc. .....................     New York
Fashion Bug #2119, Inc. .................................     Ohio
Fashion Bug #2120, Inc. .................................     Ohio
Fashion Bug #2121, Inc. .................................     Indiana
Fashion Bug #2123, Inc. .................................     Virginia
Fashion Bug #2124, Inc. .................................     Pennsylvania
Fashion Bug #2125, Inc. .................................     Washington
Fashion Bug #2126, Inc. .................................     Michigan
Fashion Bug #2127, Inc. .................................     Michigan
Fashion Bug #2128, Inc. .................................     Connecticut
Fashion Bug #2129, Inc. .................................     Ohio
Fashion Bug #2131, Inc. .................................     Wisconsin
Fashion Bug #2132, Inc. .................................     Missouri
Fashion Bug #2133, Inc. .................................     Wisconsin
Fashion Bug #2134, Inc. .................................     Illinois
Fashion Bug #2135, Inc. .................................     Vermont
Fashion Bug #2137, Inc. .................................     Indiana
Fashion Bug #2138, Inc. .................................     Ohio
Fashion Bug #2139, Inc. .................................     Oregon
Fashion Bug #2140, Inc. .................................     Virginia
Fashion Bug #2141, Inc. .................................     Michigan
Fashion Bug #2143, Inc. .................................     Nebraska
Fashion Bug #2144, Inc. .................................     Virginia
Fashion Bug #2145, Inc. .................................     Michigan
Fashion Bug #2147, Inc. .................................     Wisconsin
Fashion Bug #2148, Inc. .................................     Wisconsin
Fashion Bug #2149, Inc. .................................     Massachusetts
Fashion Bug #2150, Inc. .................................     New Hampshire
Fashion Bug #2151, Inc. .................................     New Hampshire
Fashion Bug #2152, Inc. .................................     Virginia
Fashion Bug #2153, Inc. .................................     Tennessee
Fashion Bug #2154, Inc. .................................     Wisconsin
Fashion Bug #2155, Inc. .................................     Ohio
Fashion Bug #2156, Inc. .................................     Rhode Island
Fashion Bug #2157 Of Oneida, Inc. .......................     New York
Fashion Bug #2158, Inc. .................................     Missouri
Fashion Bug #2159, Inc. .................................     Florida
Fashion Bug #2162, Inc. .................................     North Carolina
Fashion Bug #2163, Inc. .................................     North Carolina
Fashion Bug #2164, Inc. .................................     Florida
Fashion Bug #2165, Inc. .................................     Florida
Fashion Bug #2166, Inc. .................................     Iowa
Fashion Bug #2169, Inc. .................................     Washington
Fashion Bug #2170, Inc. .................................     Washington
Fashion Bug #2171, Inc. .................................     Pennsylvania
Fashion Bug #2172, Inc. .................................     Kentucky
Fashion Bug #2173, Inc. .................................     Indiana
Fashion Bug #2174, Inc. .................................     Michigan
Fashion Bug #2175, Inc. .................................     California
Fashion Bug #2177, Inc. .................................     Pennsylvania
Fashion Bug #2180, Inc. .................................     Florida
Fashion Bug #2181, Inc. .................................     California
Fashion Bug #2182, Inc. .................................     California
Fashion Bug #2183, Inc. .................................     Ohio
Fashion Bug #2184 Of Webster, Inc. ......................     New York
Fashion Bug #2185, Inc. .................................     Ohio
Fashion Bug #2186, Inc. .................................     Oregon
Fashion Bug #2187, Inc. .................................     Minnesota
Fashion Bug #2189, Inc. .................................     Indiana
Fashion Bug #2190, Inc. .................................     Wisconsin
Fashion Bug #2192, Inc. .................................     Ohio
Fashion Bug #2193, Inc. .................................     Massachusetts
Fashion Bug #2194, Inc. .................................     Wisconsin
Fashion Bug #2195, Inc. .................................     West Virginia
Fashion Bug #2196 Of Newark, Inc. .......................     New York
Fashion Bug #2197, Inc. .................................     Ohio
Fashion Bug #2199, Inc. .................................     Maryland
Fashion Bug #2201, Inc. .................................     Washington
Fashion Bug #2202, Inc. .................................     California
Fashion Bug #2203, Inc. .................................     Maine
Fashion Bug #2204 Of Hornell, Inc. ......................     New York
Fashion Bug #2206, Inc. .................................     New Hampshire
Fashion Bug #2208, Inc. .................................     Virginia
Fashion Bug #2209, Inc. .................................     Illinois
Fashion Bug #2210 Of Kingston, Inc. .....................     New York
Fashion Bug #2212, Inc. .................................     Wisconsin
Fashion Bug #2214, Inc. .................................     Minnesota
Fashion Bug #2215, Inc. .................................     Florida
Fashion Bug #2217, Inc. .................................     Idaho
Fashion Bug #2218, Inc. .................................     Minnesota
Fashion Bug #2219, Inc. .................................     Washington
Fashion Bug #2220, Inc. .................................     Ohio
Fashion Bug #2221, Inc. .................................     Ohio
Fashion Bug #2222, Inc. .................................     Kentucky
Fashion Bug #2223, Inc. .................................     Idaho
Fashion Bug #2224, Inc. .................................     Washington
Fashion Bug #2226, Inc. .................................     Michigan
Fashion Bug #2227, Inc. .................................     Michigan
Fashion Bug #2228, Inc. .................................     Wisconsin
Fashion Bug #2229, Inc. .................................     Michigan
Fashion Bug #2230, Inc. .................................     Michigan
Fashion Bug #2231, Inc. .................................     Michigan
Fashion Bug #2232, Inc. .................................     Michigan
Fashion Bug #2233, Inc. .................................     Maine
Fashion Bug #2235, Inc. .................................     Indiana
Fashion Bug #2236, Inc. .................................     Minnesota
Fashion Bug #2237, Inc. .................................     Pennsylvania
Fashion Bug #2238, Inc. .................................     Massachusetts
Fashion Bug #2239, Inc. .................................     Oregon
Fashion Bug #2240, Inc. .................................     Idaho
Fashion Bug #2242, Inc. .................................     Pennsylvania
Fashion Bug #2243, Inc. .................................     Washington
Fashion Bug #2244 Of Canandaigua, Inc. ..................     New York
Fashion Bug #2245, Inc. .................................     Maryland
Fashion Bug #2247, Inc. .................................     Ohio
Fashion Bug #2248, Inc. .................................     Minnesota
Fashion Bug #2249, Inc. .................................     Ohio
Fashion Bug #2250, Inc. .................................     Ohio
Fashion Bug #2251, Inc. .................................     California
Fashion Bug #2253, Inc. .................................     California
Fashion Bug #2254, Inc. .................................     Wisconsin
Fashion Bug #2255, Inc. .................................     Maryland
Fashion Bug #2256, Inc. .................................     California
Fashion Bug #2257, Inc. .................................     Illinois
Fashion Bug #2258, Inc. .................................     Illinois
Fashion Bug #2259, Inc. .................................     Illinois
Fashion Bug #2260, Inc. .................................     Illinois
Fashion Bug #2262, Inc. .................................     West Virginia
Fashion Bug #2263, Inc. .................................     Indiana
Fashion Bug #2264, Inc. .................................     Ohio
Fashion Bug #2266, Inc. .................................     Illinois
Fashion Bug #2270, Inc. .................................     Oregon
Fashion Bug #2274, Inc. .................................     California
Fashion Bug #2275, Inc. .................................     Michigan
Fashion Bug #2276, Inc. .................................     Michigan
Fashion Bug #2277, Inc. .................................     Virginia
Fashion Bug #2278, Inc. .................................     North Carolina
Fashion Bug #2279, Inc. .................................     Wisconsin
Fashion Bug #2280, Inc. .................................     Wisconsin
Fashion Bug #2281, Inc. .................................     Ohio
Fashion Bug #2283, Inc. .................................     Ohio
Fashion Bug #2284, Inc. .................................     Ohio
Fashion Bug #2285, Inc. .................................     California
Fashion Bug #2286, Inc. .................................     Wisconsin
Fashion Bug #2288, Inc. .................................     Washington
Fashion Bug #2289 Of Garden City, Inc. ..................     New York
Fashion Bug #2290, Inc. .................................     Rhode Island
Fashion Bug #2291, Inc. .................................     Indiana
Fashion Bug #2292, Inc. .................................     Michigan
Fashion Bug #2293, Inc. .................................     Ohio
Fashion Bug #2295, Inc. .................................     Wisconsin
Fashion Bug #2296, Inc. .................................     Massachusetts
Fashion Bug #2297, Inc. .................................     Michigan
Fashion Bug #2298, Inc. .................................     West Virginia
Fashion Bug #2299, Inc. .................................     West Virginia
Fashion Bug #2300, Inc. .................................     Florida
Fashion Bug #2301, Inc. .................................     Florida
Fashion Bug #2302, Inc. .................................     North Carolina
Fashion Bug #2303, Inc. .................................     New Jersey
Fashion Bug #2304, Inc. .................................     Virginia
Fashion Bug #2305, Inc. .................................     Pennsylvania
Fashion Bug #2306, Inc. .................................     California
Fashion Bug #2309, Inc. .................................     Indiana
Fashion Bug #2311, Inc. .................................     Georgia
Fashion Bug #2313, Inc. .................................     Washington
Fashion Bug #2314, Inc. .................................     Indiana
Fashion Bug #2315, Inc. .................................     Wisconsin
Fashion Bug #2320, Inc. .................................     Tennessee
Fashion Bug #2322, Inc. .................................     Maine
Fashion Bug #2325, Inc. .................................     Michigan
Fashion Bug #2326, Inc. .................................     Pennsylvania
Fashion Bug #2328, Inc. .................................     Minnesota
Fashion Bug #2329, Inc. .................................     California
Fashion Bug #2330, Inc. .................................     Pennsylvania
Fashion Bug #2332, Inc. .................................     Virginia
Fashion Bug #2334, Inc. .................................     California
Fashion Bug #2335, Inc. .................................     California
Fashion Bug #2337, Inc. .................................     Ohio
Fashion Bug #2338, Inc. .................................     Wisconsin
Fashion Bug #2339, Inc. .................................     Rhode Island
Fashion Bug #2340, Inc. .................................     Michigan
Fashion Bug #2343, Inc. .................................     Wisconsin
Fashion Bug #2345, Inc. .................................     Pennsylvania
Fashion Bug #2346, Inc. .................................     Connecticut
Fashion Bug #2347, Inc. .................................     New Hampshire
Fashion Bug #2348, Inc. .................................     Washington
Fashion Bug #2349, Inc. .................................     Indiana
Fashion Bug #2350, Inc. .................................     New Hampshire
Fashion Bug #2351, Inc. .................................     Minnesota
Fashion Bug #2352, Inc. .................................     West Virginia
Fashion Bug #2353, Inc. .................................     Michigan
Fashion Bug #2354, Inc. .................................     California
Fashion Bug #2355, Inc. .................................     Pennsylvania
Fashion Bug #2356, Inc. .................................     Georgia
Fashion Bug #2357, Inc. .................................     Michigan
Fashion Bug #2358, Inc. .................................     Maine
Fashion Bug #2359, Inc. .................................     Pennsylvania
Fashion Bug #2360, Inc. .................................     Pennsylvania
Fashion Bug #2362, Inc. .................................     Pennsylvania
Fashion Bug #2364 Of North Tonawanda, Inc. ..............     New York
Fashion Bug #2366, Inc. .................................     Nevada
Fashion Bug #2368, Inc. .................................     Ohio
Fashion Bug #2369, Inc. .................................     South Carolina
Fashion Bug #2370 Of Malone, Inc. .......................     New York
Fashion Bug #2371 Of Poughkeepsie, Inc. .................     New York
Fashion Bug #2373, Inc. .................................     Maine
Fashion Bug #2374, Inc. .................................     Wisconsin
Fashion Bug #2375, Inc. .................................     Illinois
Fashion Bug #2376, Inc. .................................     Illinois
Fashion Bug #2377, Inc. .................................     New Hampshire
Fashion Bug #2378, Inc. .................................     Nevada
Fashion Bug #2379, Inc. .................................     Massachusetts
Fashion Bug #2380, Inc. .................................     North Carolina
Fashion Bug #2382, Inc. .................................     Tennessee
Fashion Bug #2384 Of Rochester, Inc. ....................     New York
Fashion Bug #2385, Inc. .................................     Maine
Fashion Bug #2387, Inc. .................................     Pennsylvania
Fashion Bug #2388, Inc. .................................     Oregon
Fashion Bug #2389, Inc. .................................     Pennsylvania
Fashion Bug #2390, Inc. .................................     North Dakota
Fashion Bug #2391, Inc. .................................     Virginia
Fashion Bug #2393, Inc. .................................     Vermont
Fashion Bug #2394, Inc. .................................     Indiana
Fashion Bug #2395, Inc. .................................     Maryland
Fashion Bug #2396 Of Big Flats, Inc. ....................     New York
Fashion Bug #2397, Inc. .................................     Connecticut
Fashion Bug #2398, Inc. .................................     New Hampshire
Fashion Bug #2399, Inc. .................................     Michigan
Fashion Bug #2403, Inc. .................................     Connecticut
Fashion Bug #2404, Inc. .................................     Maryland
Fashion Bug #2406, Inc. .................................     Missouri
Fashion Bug #2407, Inc. .................................     New Hampshire
Fashion Bug #2409, Inc. .................................     Pennsylvania
Fashion Bug #2411, Inc. .................................     Massachusetts
Fashion Bug #2412, Inc. .................................     Massachusetts
Fashion Bug #2415, Inc. .................................     Pennsylvania
Fashion Bug #2416, Inc. .................................     Massachusetts
Fashion Bug #2418, Inc. .................................     South Carolina
Fashion Bug #2419, Inc. .................................     New Jersey
Fashion Bug #2420, Inc. .................................     Missouri
Fashion Bug #2421, Inc. .................................     Nevada
Fashion Bug #2421, Llc ..................................     Nevada
Fashion Bug #2422, Inc. .................................     Washington
Fashion Bug #2423, Inc. .................................     Massachusetts
Fashion Bug #2424, Inc. .................................     Minnesota
Fashion Bug #2425, Inc. .................................     Connecticut
Fashion Bug #2426 Of East Aurora, Inc. ..................     New York
Fashion Bug #2429, Inc. .................................     Indiana
Fashion Bug #2430, Inc. .................................     Minnesota
Fashion Bug #2431, Inc. .................................     South Dakota
Fashion Bug #2432, Inc. .................................     Pennsylvania
Fashion Bug #2435, Inc. .................................     Ohio
Fashion Bug #2436, Inc. .................................     Maine
Fashion Bug #2437, Inc. .................................     Pennsylvania
Fashion Bug #2439, Inc. .................................     Massachusetts
Fashion Bug #2440, Inc. .................................     Pennsylvania
Fashion Bug #2443, Inc. .................................     Minnesota
Fashion Bug #2444, Inc. .................................     Minnesota
Fashion Bug #2446, Inc. .................................     Pennsylvania
Fashion Bug #2448, Inc. .................................     Ohio
Fashion Bug #2449, Inc. .................................     Nevada
Fashion Bug #2450, Inc. .................................     Alabama
Fashion Bug #2452, Inc. .................................     Connecticut
Fashion Bug #2453, Inc. .................................     Massachusetts
Fashion Bug #2454 Of Schenectady, Inc. ..................     New York
Fashion Bug #2455 Of Wilton, Inc. .......................     New York
Fashion Bug #2457, Inc. .................................     Virginia
Fashion Bug #2458, Inc. .................................     New Hampshire
Fashion Bug #2459, Inc. .................................     Michigan
Fashion Bug #2460, Inc. .................................     Massachusetts
Fashion Bug #2461, Inc. .................................     South Carolina
Fashion Bug #2462, Inc. .................................     Oregon
Fashion Bug #2466, Inc. .................................     Pennsylvania
Fashion Bug #2467, Inc. .................................     Kentucky
Fashion Bug #2468 Of Bath, Inc. .........................     New York
Fashion Bug #2469, Inc. .................................     Indiana
Fashion Bug #2470 Of Binghampton, Inc. ..................     New York
Fashion Bug #2472, Inc. .................................     Connecticut
Fashion Bug #2473, Inc. .................................     Michigan
Fashion Bug #2474, Inc. .................................     Ohio
Fashion Bug #2475, Inc. .................................     Minnesota
Fashion Bug #2476 Of Middle Island, Inc. ................     New York
Fashion Bug #2477, Inc. .................................     Michigan
Fashion Bug #2478, Inc. .................................     Georgia
Fashion Bug #2479, Inc. .................................     Iowa
Fashion Bug #2484, Inc. .................................     Washington
Fashion Bug #2485, Inc. .................................     Maryland
Fashion Bug #2486, Inc. .................................     Iowa
Fashion Bug #2487, Inc. .................................     Indiana
Fashion Bug #2488, Inc. .................................     Minnesota
Fashion Bug #2492, Inc. .................................     Pennsylvania
Fashion Bug #2493, Inc. .................................     Wisconsin
Fashion Bug #2497, Inc. .................................     Massachusetts
Fashion Bug #2501, Inc. .................................     Michigan
Fashion Bug #2502, Inc. .................................     Wisconsin
Fashion Bug #2503, Inc. .................................     Illinois
Fashion Bug #2505 Of Hudson, Inc. .......................     New York
Fashion Bug #2508, Inc. .................................     Missouri
Fashion Bug #2510, Inc. .................................     Ohio
Fashion Bug #2511, Inc. .................................     Indiana
Fashion Bug #2512, Inc. .................................     New Hampshire
Fashion Bug #2513, Inc. .................................     Maine
Fashion Bug #2518, Inc. .................................     New Hampshire
Fashion Bug #2519 Of Fulton, Inc. .......................     New York
Fashion Bug #2520, Inc. .................................     Massachusetts
Fashion Bug #2521, Inc. .................................     Georgia
Fashion Bug #2523, Inc. .................................     Florida
Fashion Bug #2524, Inc. .................................     California
Fashion Bug #2529, Inc. .................................     Arizona
Fashion Bug #2530, Inc. .................................     Arizona
Fashion Bug #2531, Inc. .................................     Georgia
Fashion Bug #2533, Inc. .................................     New Jersey
Fashion Bug #2534, Inc. .................................     New Jersey
Fashion Bug #2536, Inc. .................................     Pennsylvania
Fashion Bug #2537, Inc. .................................     Kentucky
Fashion Bug #2538, Inc. .................................     Virginia
Fashion Bug #2540, Inc. .................................     Florida
Fashion Bug #2541, Inc. .................................     North Carolina
Fashion Bug #2542, Inc. .................................     Pennsylvania
Fashion Bug #2543, Inc. .................................     Connecticut
Fashion Bug #2547, Inc. .................................     Virginia
Fashion Bug #2548, Inc. .................................     Pennsylvania
Fashion Bug #2549, Inc. .................................     Nebraska
Fashion Bug #255, Inc. ..................................     Maine
Fashion Bug #2550, Inc. .................................     Virginia
Fashion Bug #2551 Of Clay, Inc. .........................     New York
Fashion Bug #2553, Inc. .................................     Ohio
Fashion Bug #2554, Inc. .................................     Illinois
Fashion Bug #2555, Inc. .................................     Maine
Fashion Bug #2556, Inc. .................................     Ohio
Fashion Bug #2557, Inc. .................................     Utah
Fashion Bug #2558, Inc. .................................     Utah
Fashion Bug #2559, Inc. .................................     Utah
Fashion Bug #2560, Inc. .................................     Utah
Fashion Bug #2561, Inc. .................................     Ohio
Fashion Bug #2562, Inc. .................................     Ohio
Fashion Bug #2564, Inc. .................................     Kentucky
Fashion Bug #2565, Inc. .................................     Kentucky
Fashion Bug #2568, Inc. .................................     Florida
Fashion Bug #2571, Inc. .................................     Ohio
Fashion Bug #2573, Inc. .................................     Wisconsin
Fashion Bug #2574, Inc. .................................     New Hampshire
Fashion Bug #2575, Inc. .................................     Tennessee
Fashion Bug #2577, Inc. .................................     Kentucky
Fashion Bug #2578, Inc. .................................     Ohio
Fashion Bug #2579, Inc. .................................     Pennsylvania
Fashion Bug #258, Inc. ..................................     Tennessee
Fashion Bug #2580, Inc. .................................     Ohio
Fashion Bug #2581, Inc. .................................     Nebraska
Fashion Bug #2582, Inc. .................................     South Carolina
Fashion Bug #2583, Inc. .................................     West Virginia
Fashion Bug #2584 Of Cortland, Inc. .....................     New York
Fashion Bug #2585, Inc ..................................     Maryland
Fashion Bug #2586, Inc. .................................     Ohio
Fashion Bug #2587, Inc. .................................     Ohio
Fashion Bug #2588, Inc. .................................     Rhode Island
Fashion Bug #2589, Inc. .................................     Tennessee
Fashion Bug #2593, Inc. .................................     Arizona
Fashion Bug #2594, Inc. .................................     California
Fashion Bug #2597 Of Colonie, Inc. ......................     New York
Fashion Bug #2601, Inc. .................................     Indiana
Fashion Bug #2603, Inc. .................................     Kentucky
Fashion Bug #2604 Of Vestal, Inc. .......................     New York
Fashion Bug #2605, Inc. .................................     Maryland
Fashion Bug #2606, Inc. .................................     Ohio
Fashion Bug #2607, Inc. .................................     New Jersey
Fashion Bug #2608, Inc. .................................     Wisconsin
Fashion Bug #2609, Inc. .................................     Wisconsin
Fashion Bug #2610, Inc. .................................     Michigan
Fashion Bug #2612, Inc. .................................     Alabama
Fashion Bug #2613, Inc. .................................     West Virginia
Fashion Bug #2614, Inc. .................................     Mississippi
Fashion Bug #2616, Inc. .................................     Massachusetts
Fashion Bug #2617, Inc. .................................     Washington
Fashion Bug #2618, Inc. .................................     Virginia
Fashion Bug #2619, Inc. .................................     Illinois
Fashion Bug #2620, Inc. .................................     Georgia
Fashion Bug #2621, Inc. .................................     Pennsylvania
Fashion Bug #2623, Inc. .................................     Idaho
Fashion Bug #2626, Inc. .................................     Illinois
Fashion Bug #2627 Of West Seneca, Inc. ..................     New York
Fashion Bug #2629, Inc. .................................     Michigan
Fashion Bug #263, Inc. ..................................     Ohio
Fashion Bug #2631, Inc. .................................     Tennessee
Fashion Bug #2635 Of Geneseo, Inc. ......................     New York
Fashion Bug #2636, Inc. .................................     New Hampshire
Fashion Bug #2637, Inc. .................................     Iowa
Fashion Bug #2639, Inc. .................................     Arizona
Fashion Bug #2643, Inc. .................................     Ohio
Fashion Bug #2644, Inc. .................................     Utah
Fashion Bug #2646, Inc. .................................     California
Fashion Bug #2647, Inc. .................................     California
Fashion Bug #2649, Inc. .................................     New Mexico
Fashion Bug #265, Inc. ..................................     Maine
Fashion Bug #2650, Inc. .................................     Iowa
Fashion Bug #2651, Inc. .................................     Minnesota
Fashion Bug #2658, Inc. .................................     Pennsylvania
Fashion Bug #2659, Inc ..................................     Vermont
Fashion Bug #2661 Of Lakewood, Inc. .....................     New York
Fashion Bug #2662, Inc. .................................     New Jersey
Fashion Bug #2663, Inc. .................................     Pennsylvania
Fashion Bug #2665, Inc. .................................     Wisconsin
Fashion Bug #2666, Inc. .................................     Virginia
Fashion Bug #2667, Inc. .................................     Virginia
Fashion Bug #2671, Inc. .................................     Michigan
Fashion Bug #2673, Inc. .................................     North Carolina
Fashion Bug #2676, Inc. .................................     Ohio
Fashion Bug #2677, Inc. .................................     Illinois
Fashion Bug #2679, Inc. .................................     California
Fashion Bug #2680,Inc ...................................     Iowa
Fashion Bug #2681, Inc. .................................     Ohio
Fashion Bug #2682, Inc. .................................     Colorado
Fashion Bug #2684, Inc. .................................     Utah
Fashion Bug #2685, Inc. .................................     Missouri
Fashion Bug #2688, Inc. .................................     Kentucky
Fashion Bug #2689, Inc. .................................     Utah
Fashion Bug #2690, Inc. .................................     Delaware
Fashion Bug #2692, Inc. .................................     Ohio
Fashion Bug #2695, Inc. .................................     Wisconsin
Fashion Bug #2696, Inc. .................................     California
Fashion Bug #2697, Inc. .................................     Massachusetts
Fashion Bug #2698, Inc. .................................     Massachusetts
Fashion Bug #2699, Inc. .................................     Massachusetts
Fashion Bug #2700 Of Port Jefferson, Inc. ...............     New York
Fashion Bug #2701, Inc. .................................     California
Fashion Bug #2702, Inc. .................................     Indiana
Fashion Bug #2705, Inc. .................................     Ohio
Fashion Bug #2707, Inc. .................................     Maryland
Fashion Bug #2708, Inc. .................................     Ohio
Fashion Bug #2709, Inc. .................................     Ohio
Fashion Bug #2711, Inc. .................................     Michigan
Fashion Bug #2713, Inc. .................................     Iowa
Fashion Bug #2714, Inc. .................................     Georgia
Fashion Bug #2715 Of Syracuse, Inc. .....................     New York
Fashion Bug #2716, Inc. .................................     Indiana
Fashion Bug #2717, Inc. .................................     Wisconsin
Fashion Bug #2718, Inc. .................................     Georgia
Fashion Bug #2719, Inc. .................................     Iowa
Fashion Bug #2720, Inc. .................................     West Virginia
Fashion Bug #2721, Inc. .................................     Pennsylvania
Fashion Bug #2722, Inc. .................................     Indiana
Fashion Bug #2724, Inc. .................................     Indiana
Fashion Bug #2727, Inc. .................................     California
Fashion Bug #2729, Inc. .................................     Wisconsin
Fashion Bug #2730, Inc. .................................     Delaware
Fashion Bug #2731, Inc. .................................     Delaware
Fashion Bug #2732, Inc. .................................     Georgia
Fashion Bug #2733, Inc. .................................     Missouri
Fashion Bug #2736, Inc. .................................     Missouri
Fashion Bug #2737, Inc. .................................     Michigan
Fashion Bug #2738, Inc. .................................     Kentucky
Fashion Bug #2739 Of Rotterdam, Inc. ....................     New York
Fashion Bug #2740, Inc ..................................     Kansas
Fashion Bug #2741, Inc. .................................     Ohio
Fashion Bug #2744, Inc. .................................     Massachusetts
Fashion Bug #2749, Inc. .................................     Minnesota
Fashion Bug #2750, Inc. .................................     Pennsylvania
Fashion Bug #2751, Inc. .................................     Indiana
Fashion Bug #2753, Inc. .................................     Mississippi
Fashion Bug #2754, Inc. .................................     Tennessee
Fashion Bug #2755, Inc. .................................     Missouri
Fashion Bug #2756, Inc. .................................     Maine
Fashion Bug #2757, Inc. .................................     South Carolina
Fashion Bug #2758, Inc. .................................     Georgia
Fashion Bug #2759, Inc. .................................     Pennsylvania
Fashion Bug #2761, Inc. .................................     Kentucky
Fashion Bug #2762, Inc. .................................     New Jersey
Fashion Bug #2763, Inc. .................................     Pennsylvania
Fashion Bug #2766, Inc. .................................     Ohio
Fashion Bug #2767, Inc. .................................     Pennsylvania
Fashion Bug #2768, Inc. .................................     Indiana
Fashion Bug #2769, Inc. .................................     Wyoming
Fashion Bug #2770, Inc. .................................     Utah
Fashion Bug #2773, Inc. .................................     Idaho
Fashion Bug #2775, Inc. .................................     Indiana
Fashion Bug #2777, Inc. .................................     Michigan
Fashion Bug #2779, Inc. .................................     Ohio
Fashion Bug #2781, Inc. .................................     North Carolina
Fashion Bug #2783, Inc. .................................     Minnesota
Fashion Bug #2787, Inc. .................................     Maine
Fashion Bug #2789, Inc. .................................     Virginia
Fashion Bug #279, Inc. ..................................     Ohio
Fashion Bug #2790, Inc. .................................     Washington
Fashion Bug #2791, Inc. .................................     Ohio
Fashion Bug #2792, Inc. .................................     California
Fashion Bug #2793, Inc. .................................     California
Fashion Bug #2794, Inc. .................................     Nevada
Fashion Bug #2795, Inc. .................................     Wisconsin
Fashion Bug #2796 Of Cobleskill, Inc. ...................     New York
Fashion Bug #2797, Inc. .................................     New Jersey
Fashion Bug #2798, Inc. .................................     Florida
Fashion Bug #2802, Inc. .................................     Pennsylvania
Fashion Bug #2807, Inc. .................................     Indiana
Fashion Bug #2808, Inc. .................................     Kansas
Fashion Bug #2809, Inc. .................................     Indiana
Fashion Bug #2810, Inc. .................................     Ohio
Fashion Bug #2811, Inc. .................................     New Jersey
Fashion Bug #2814, Inc. .................................     Wyoming
Fashion Bug #2820, Inc. .................................     Connecticut
Fashion Bug #2821, Inc. .................................     Virginia
Fashion Bug #2822, Inc. .................................     Michigan
Fashion Bug #2826, Inc. .................................     Rhode Island
Fashion Bug #2828, Inc. .................................     Ohio
Fashion Bug #2829, Inc. .................................     Ohio
Fashion Bug #2830, Inc. .................................     Washington
Fashion Bug #2833, Inc. .................................     Iowa
Fashion Bug #2836, Inc. .................................     Utah
Fashion Bug #2838, Inc. .................................     Oregon
Fashion Bug #2841, Inc. .................................     Indiana
Fashion Bug #2842, Inc. .................................     Illinois
Fashion Bug #2844, Inc. .................................     Pennsylvania
Fashion Bug #2845, Inc. .................................     California
Fashion Bug #2850, Inc. .................................     Michigan
Fashion Bug #2851, Inc. .................................     New Jersey
Fashion Bug #2852, Inc. .................................     Colorado
Fashion Bug #2853 Of Rome, Inc. .........................     New York
Fashion Bug #2855, Inc. .................................     Illinois
Fashion Bug #2857, Inc. .................................     Ohio
Fashion Bug #2858, Inc. .................................     California
Fashion Bug #2863, Inc. .................................     Massachusetts
Fashion Bug #2864, Inc. .................................     Ohio
Fashion Bug #2868, Inc. .................................     Arizona
Fashion Bug #2869, Inc. .................................     Maryland
Fashion Bug #2871 Of Albany, Inc. .......................     New York
Fashion Bug #2872, Inc. .................................     Wisconsin
Fashion Bug #2874, Inc. .................................     Indiana
Fashion Bug #2877, Inc. .................................     Alabama
Fashion Bug #2879, Inc. .................................     Oregon
Fashion Bug #2880, Inc. .................................     California
Fashion Bug #2881, Inc. .................................     New Hampshire
Fashion Bug #2882, Inc. .................................     New Hampshire
Fashion Bug #2883, Inc. .................................     West Virginia
Fashion Bug #2886, Inc. .................................     Illinois
Fashion Bug #2891, Inc. .................................     Texas
Fashion Bug #2892, Inc. .................................     Idaho
Fashion Bug #2893, Inc. .................................     Montana
Fashion Bug #2894, Inc. .................................     Illinois
Fashion Bug #2895, Inc. .................................     Tennessee
Fashion Bug #2896, Inc. .................................     Utah
Fashion Bug #2898, Inc. .................................     California
Fashion Bug #2899, Inc. .................................     Washington
Fashion Bug #2902, Inc. .................................     Iowa
Fashion Bug #2903, Inc. .................................     Nebraska
Fashion Bug #2905, Inc. .................................     Indiana
Fashion Bug #2906, Inc. .................................     Indiana
Fashion Bug #2907, Inc. .................................     Illinois
Fashion Bug #2909, Inc. .................................     Pennsylvania
Fashion Bug #2911, Inc. .................................     Tennessee
Fashion Bug #2912 Of Victor, Inc. .......................     New York
Fashion Bug #2913, Inc. .................................     Pennsylvania
Fashion Bug #2915, Inc. .................................     Massachusetts
Fashion Bug #2919, Inc. .................................     Florida
Fashion Bug #2920, Inc. .................................     Washington
Fashion Bug #2922, Inc. .................................     Pennsylvania
Fashion Bug #2923 Of Amsterdam, Inc. ....................     New York
Fashion Bug #2924, Inc. .................................     Wisconsin
Fashion Bug #2926, Inc. .................................     Kansas
Fashion Bug #2927, Inc. .................................     New Jersey
Fashion Bug #2928, Inc. .................................     Rhode Island
Fashion Bug #2930, Inc. .................................     Illinois
Fashion Bug #2932, Inc. .................................     Massachusetts
Fashion Bug #2934, Inc. .................................     California
Fashion Bug #2937, Inc. .................................     Georgia
Fashion Bug #2941, Inc. .................................     Delaware
Fashion Bug #2942, Inc. .................................     Utah
Fashion Bug #2943, Inc. .................................     Utah
Fashion Bug #2944, Inc. .................................     California
Fashion Bug #2945 Of Media, Inc. ........................     New York
Fashion Bug #2948, Inc. .................................     Florida
Fashion Bug #2951, Inc. .................................     North Carolina
Fashion Bug #2952, Inc. .................................     Ohio
Fashion Bug #2954, Inc. .................................     Michigan
Fashion Bug #2956, Inc. .................................     Michigan
Fashion Bug #2958, Inc. .................................     Michigan
Fashion Bug #2959 Of Buffalo, Inc. ......................     New York
Fashion Bug #2968, Inc. .................................     Oregon
Fashion Bug #2969, Inc. .................................     Wyoming
Fashion Bug #2974, Inc. .................................     Michigan
Fashion Bug #2975, Inc. .................................     Missouri
Fashion Bug #2978, Inc. .................................     Ohio
Fashion Bug #2980, Inc. .................................     Florida
Fashion Bug #2982, Inc. .................................     Vermont
Fashion Bug #2983, Inc. .................................     Maine
Fashion Bug #2987, Inc. .................................     Indiana
Fashion Bug #2988, Inc. .................................     Indiana
Fashion Bug #2989, Inc. .................................     Indiana
Fashion Bug #2990, Inc. .................................     Wisconsin
Fashion Bug #2992, Inc. .................................     Colorado
Fashion Bug #2994, Inc. .................................     Virginia
Fashion Bug #2995, Inc. .................................     Ohio
Fashion Bug #2998, Inc. .................................     Pennsylvania
Fashion Bug #2999, Inc. .................................     North Carolina
Fashion Bug #3000, Inc. .................................     Kansas
Fashion Bug #3001, Inc. .................................     Virginia
Fashion Bug #3005, Inc. .................................     Ohio
Fashion Bug #3006, Inc. .................................     Arizona
Fashion Bug #3008, Inc. .................................     Massachusetts
Fashion Bug #3009, Inc. .................................     Wisconsin
Fashion Bug #3011, Inc. .................................     Pennsylvania
Fashion Bug #3016, Inc. .................................     Ohio
Fashion Bug #3018, Inc. .................................     West Virginia
Fashion Bug #3020, Inc. .................................     Massachusetts
Fashion Bug #3022, Inc. .................................     Illinois
Fashion Bug #3023, Inc. .................................     Wisconsin
Fashion Bug #3026, Inc. .................................     West Virginia
Fashion Bug #3027, Inc. .................................     Utah
Fashion Bug #3030, Inc. .................................     Arizona
Fashion Bug #3033, Inc. .................................     New Hampshire
Fashion Bug #3034, Inc. .................................     Missouri
Fashion Bug #3038, Inc. .................................     Vermont
Fashion Bug #3040, Inc. .................................     Missouri
Fashion Bug #3042, Inc. .................................     Indiana
Fashion Bug #3044, Inc. .................................     Georgia
Fashion Bug #3046, Inc. .................................     Georgia
Fashion Bug #3047, Inc. .................................     Tennessee
Fashion Bug #3048 Of Wellsville, Inc. ...................     New York
Fashion Bug #3049, Inc. .................................     Connecticut
Fashion Bug #3050, Inc. .................................     Massachusetts
Fashion Bug #3052, Inc. .................................     Missouri
Fashion Bug #3054, Inc. .................................     Illinois
Fashion Bug #3056, Inc. .................................     Georgia
Fashion Bug #3057, Inc. .................................     Pennsylvania
Fashion Bug #3058, Inc. .................................     Connecticut
Fashion Bug #3060, Inc. .................................     South Dakota
Fashion Bug #3061, Inc. .................................     Delaware
Fashion Bug #3062, Inc. .................................     Georgia
Fashion Bug #3063, Inc. .................................     Virginia
Fashion Bug #3064, Inc. .................................     Michigan
Fashion Bug #3066, Inc. .................................     Michigan
Fashion Bug #3068, Inc. .................................     Minnesota
Fashion Bug #3069, Inc. .................................     New Jersey
Fashion Bug #3071, Inc. .................................     Washington
Fashion Bug #3072, Inc. .................................     Arkansas
Fashion Bug #3073, Inc. .................................     Washington
Fashion Bug #3078, Inc. .................................     Illinois
Fashion Bug #3079, Inc. .................................     Missouri
Fashion Bug #3080, Inc. .................................     Maine
Fashion Bug #3081, Inc. .................................     Pennsylvania
Fashion Bug #3088, Inc. .................................     Washington
Fashion Bug #3091, Inc. .................................     Pennsylvania
Fashion Bug #3092, Inc. .................................     Wisconsin
Fashion Bug #3093, Inc. .................................     Massachusetts
Fashion Bug #3094, Inc. .................................     Maine
Fashion Bug #3099, Inc. .................................     Maryland
Fashion Bug #3100, Inc. .................................     Ohio
Fashion Bug #3101, Inc. .................................     Missouri
Fashion Bug #3102, Inc. .................................     West Virginia
Fashion Bug #3103, Inc. .................................     Illinois
Fashion Bug #3104, Inc. .................................     Georgia
Fashion Bug #3105 Of Williamsville, Inc. ................     New York
Fashion Bug #3106, Inc. .................................     Indiana
Fashion Bug #3107, Inc. .................................     Pennsylvania
Fashion Bug #3108, Inc. .................................     Kentucky
Fashion Bug #3109, Inc. .................................     Connecticut
Fashion Bug #3110, Inc. .................................     Illinois
Fashion Bug #3111, Inc. .................................     Illinois
Fashion Bug #3112, Inc. .................................     Ohio
Fashion Bug #3113, Inc. .................................     Florida
Fashion Bug #3114, Inc. .................................     Arizona
Fashion Bug #3115, Inc. .................................     Michigan
Fashion Bug #3116, Inc. .................................     Missouri
Fashion Bug #3117, Inc. .................................     Florida
Fashion Bug #3118, Inc. .................................     Colorado
Fashion Bug #3119, Inc. .................................     Connecticut
Fashion Bug #3120, Inc. .................................     Arizona
Fashion Bug #3121, Inc ..................................     Pennsylvania
Fashion Bug #3122, Inc ..................................     Pennsylvania
Fashion Bug #3123, Inc. .................................     Missouri
Fashion Bug #3124, Inc. .................................     Pennsylvania
Fashion Bug #3126, Inc. .................................     Massachusetts
Fashion Bug #3127, Inc. .................................     Missouri
Fashion Bug #3130, Inc. .................................     New Jersey
Fashion Bug #3131, Inc. .................................     Ohio
Fashion Bug #3133, Inc. .................................     California
Fashion Bug #3134, Inc. .................................     Illinois
Fashion Bug #3135 Of Cortlandt, Inc. ....................     New York
Fashion Bug #3136, Inc. .................................     Georgia
Fashion Bug #3137, Inc. .................................     Pennsylvania
Fashion Bug #3138, Inc. .................................     California
Fashion Bug #3139, Inc. .................................     Ohio
Fashion Bug #3140, Inc. .................................     California
Fashion Bug #3141, Inc. .................................     Virginia
Fashion Bug #3142, Inc. .................................     California
Fashion Bug #3143 Of Norwich, Inc. ......................     New York
Fashion Bug #3144, Inc. .................................     Arizona
Fashion Bug #3146, Inc. .................................     Florida
Fashion Bug #3147, Inc. .................................     Georgia
Fashion Bug #3148, Inc. .................................     Illinois
Fashion Bug #3149, Inc. .................................     Ohio
Fashion Bug #3150, Inc. .................................     California
Fashion Bug #3151, Inc. .................................     Louisiana
Fashion Bug #3152, Inc. .................................     Louisiana
Fashion Bug #3153, Inc. .................................     Louisiana
Fashion Bug #3154, Inc. .................................     Maryland
Fashion Bug #3155, Inc. .................................     Arizona
Fashion Bug #3156, Inc. .................................     Maryland
Fashion Bug #3157, Inc. .................................     Maryland
Fashion Bug #3159, Inc. .................................     New Mexico
Fashion Bug #3160, Inc. .................................     Michigan
Fashion Bug #3161, Inc. .................................     North Carolina
Fashion Bug #3163, Inc. .................................     New Jersey
Fashion Bug #3164, Inc. .................................     New Jersey
Fashion Bug #3165, Inc. .................................     New Jersey
Fashion Bug #3166, Inc. .................................     New Jersey
Fashion Bug #3169, Inc. .................................     Pennsylvania
Fashion Bug #3170, Inc. .................................     Texas
Fashion Bug #3171, Inc. .................................     Texas
Fashion Bug #3172, Inc. .................................     Texas
Fashion Bug #3173, Inc. .................................     Texas
Fashion Bug #3174, Inc. .................................     Virginia
Fashion Bug #3175, Inc. .................................     Virginia
Fashion Bug #3176, Inc. .................................     Virginia
Fashion Bug #3177, Inc. .................................     Delaware
Fashion Bug #3178, Inc. .................................     Colorado
Fashion Bug #3179, Inc. .................................     Virginia
Fashion Bug #3180, Inc. .................................     Virginia
Fashion Bug #3181 Of Syracuse, Inc. .....................     Washington
Fashion Bug #3182, Inc. .................................     New Mexico
Fashion Bug #3183, Inc. .................................     Massachusetts
Fashion Bug #3184, Inc. .................................     Michigan
Fashion Bug #3185, Inc. .................................     New Mexico
Fashion Bug #3186, Inc. .................................     Colorado
Fashion Bug #3187, Inc. .................................     Kansas
Fashion Bug #3188, Inc. .................................     Louisiana
Fashion Bug #3189, Inc. .................................     Texas
Fashion Bug #3190, Inc. .................................     Utah
Fashion Bug #3191, Inc. .................................     Louisiana
Fashion Bug #3193, Inc. .................................     Pennsylvania
Fashion Bug #3194, Inc. .................................     Michigan
Fashion Bug #3195, Inc. .................................     Maryland
Fashion Bug #3196, Inc. .................................     California
Fashion Bug #3198, Inc. .................................     Missouri
Fashion Bug #3199, Inc. .................................     Missouri
Fashion Bug #3200, Inc. .................................     Michigan
Fashion Bug #3201, Inc. .................................     Pennsylvania
Fashion Bug #3202, Inc. .................................     Massachusetts
Fashion Bug #3203, Inc. .................................     Tennessee
Fashion Bug #3204, Inc. .................................     Wisconsin
Fashion Bug #3205, Inc. .................................     Wisconsin
Fashion Bug #3206, Inc. .................................     Ohio
Fashion Bug #3207, Inc. .................................     South Carolina
Fashion Bug #3208, Inc. .................................     Alabama
Fashion Bug #3209, Inc. .................................     Iowa
Fashion Bug #3210, Inc. .................................     California
Fashion Bug #3211, Inc. .................................     Georgia
Fashion Bug #3212, Inc. .................................     Tennessee
Fashion Bug #3213, Inc. .................................     Pennsylvania
Fashion Bug #3214, Inc. .................................     Louisiana
Fashion Bug #3215, Inc. .................................     Michigan
Fashion Bug #3216, Inc. .................................     California
Fashion Bug #3217, Inc. .................................     Michigan
Fashion Bug #3218, Inc. .................................     Illinois
Fashion Bug #3219, Inc. .................................     Minnesota
Fashion Bug #3220, Inc. .................................     Illinois
Fashion Bug #3221, Inc. .................................     Alabama
Fashion Bug #3222, Inc. .................................     Wisconsin
Fashion Bug #3224, Inc. .................................     New Jersey
Fashion Bug #3225, Inc. .................................     Pennsylvania
Fashion Bug #3226 Of Auburn, Inc. .......................     New York
Fashion Bug #3227, Inc. .................................     California
Fashion Bug #3229, Inc. .................................     California
Fashion Bug #3230, Inc. .................................     Texas
Fashion Bug #3231, Inc. .................................     Washington
Fashion Bug #3232, Inc. .................................     Indiana
Fashion Bug #3233, Inc. .................................     Pennsylvania
Fashion Bug #3234, Inc. .................................     Wisconsin
Fashion Bug #3235, Inc. .................................     Indiana
Fashion Bug #3236, Inc. .................................     Pennsylvania
Fashion Bug #3237, Inc. .................................     Illinois
Fashion Bug #3238, Inc. .................................     Texas
Fashion Bug #3239, Inc. .................................     New Jersey
Fashion Bug #3240, Inc. .................................     New Jersey
Fashion Bug #3241, Inc. .................................     Georgia
Fashion Bug #3242, Inc. .................................     California
Fashion Bug #3243, Inc. .................................     Wisconsin
Fashion Bug #3244, Inc. .................................     North Carolina
Fashion Bug #3245, Inc. .................................     Wisconsin
Fashion Bug #3246, Inc. .................................     Pennsylvania
Fashion Bug #3247, Inc. .................................     Maryland
Fashion Bug #3248, Inc. .................................     Florida
Fashion Bug #3249, Inc. .................................     Georgia
Fashion Bug #3250, Inc. .................................     Georgia
Fashion Bug #3251, Inc. .................................     Florida
Fashion Bug #3252, Inc. .................................     Nevada
Fashion Bug #3253, Inc. .................................     Iowa
Fashion Bug #3254, Inc. .................................     Maryland
Fashion Bug #3255, Inc. .................................     Nebraska
Fashion Bug #3259, Inc. .................................     Florida
Fashion Bug #3260, Inc. .................................     Illinois
Fashion Bug #3261, Inc. .................................     Texas
Fashion Bug #3263, Inc. .................................     North Carolina
Fashion Bug #3265, Inc. .................................     Minnesota
Fashion Bug #3267, Inc. .................................     California
Fashion Bug #3268, Inc. .................................     California
Fashion Bug #3269, Inc. .................................     California
Fashion Bug #3270, Inc. .................................     Indiana
Fashion Bug #3271, Inc. .................................     Minnesota
Fashion Bug #3273, Inc. .................................     Georgia
Fashion Bug #3274, Inc. .................................     California
Fashion Bug #3276, Inc. .................................     Iowa
Fashion Bug #3277, Inc. .................................     Illinois
Fashion Bug #3278, Inc. .................................     Florida
Fashion Bug #3279, Inc. .................................     Oregon
Fashion Bug #3280, Inc. .................................     Texas
Fashion Bug #3281 Of Syracuse, Inc. .....................     New York
Fashion Bug #3283, Inc. .................................     Missouri
Fashion Bug #3284 Of Poughkeepsie, Inc. .................     New York
Fashion Bug #3286, Inc. .................................     West Virginia
Fashion Bug #3287, Inc. .................................     Florida
Fashion Bug #3288, Inc. .................................     Michigan
Fashion Bug #3289, Inc. .................................     California
Fashion Bug #3290, Inc. .................................     Oregon
Fashion Bug #3291, Inc. .................................     California
Fashion Bug #3292, Inc. .................................     Michigan
Fashion Bug #3293, Inc. .................................     Michigan
Fashion Bug #3294, Inc. .................................     Texas
Fashion Bug #3295, Inc. .................................     Texas
Fashion Bug #3296, Inc. .................................     Minnesota
Fashion Bug #3297, Inc. .................................     New Jersey
Fashion Bug #3298, Inc. .................................     Pennsylvania
Fashion Bug #3299, Inc. .................................     Pennsylvania
Fashion Bug #3300, Inc. .................................     Pennsylvania
Fashion Bug #3301, Inc. .................................     Washington
Fashion Bug #3302, Inc. .................................     Virginia
Fashion Bug #3303, Inc. .................................     Iowa
Fashion Bug #3304, Inc. .................................     Minnesota
Fashion Bug #3305, Inc. .................................     California
Fashion Bug #3306, Inc. .................................     California
Fashion Bug #3307, Inc. .................................     Alabama
Fashion Bug #3308, Inc. .................................     Illinois
Fashion Bug #3310, Inc. .................................     California
Fashion Bug #3311, Inc. .................................     Kentucky
Fashion Bug #3312, Inc. .................................     Ohio
Fashion Bug #3314, Inc. .................................     Maryland
Fashion Bug #3315, Inc. .................................     Vermont
Fashion Bug #3316, Inc. .................................     Connecticut
Fashion Bug #3317, Inc. .................................     Illinois
Fashion Bug #3318, Inc. .................................     Washington
Fashion Bug #3319, Inc. .................................     Indiana
Fashion Bug #3320, Inc. .................................     Illinois
Fashion Bug #3321, Inc. .................................     California
Fashion Bug #3322, Inc. .................................     California
Fashion Bug #3323, Inc. .................................     Washington
Fashion Bug #3324, Inc. .................................     Tennessee
Fashion Bug #3325, Inc. .................................     Georgia
Fashion Bug #3327, Inc. .................................     South Carolina
Fashion Bug #3328, Inc. .................................     Tennessee
Fashion Bug #3329, Inc. .................................     South Carolina
Fashion Bug #3330, Inc. .................................     Minnesota
Fashion Bug #3331, Inc. .................................     Idaho
Fashion Bug #3332, Inc. .................................     Florida
Fashion Bug #3333, Inc. .................................     Michigan
Fashion Bug #3335, Inc. .................................     Wisconsin
Fashion Bug #3336, Inc. .................................     Texas
Fashion Bug #3337, Inc. .................................     Minnesota
Fashion Bug #3338, Inc. .................................     Michigan
Fashion Bug #3339, Inc. .................................     Ohio
Fashion Bug #3340, Inc. .................................     Texas
Fashion Bug #3341 Of Lockport, Inc. .....................     New York
Fashion Bug #3342, Inc. .................................     New Jersey
Fashion Bug #3343, Inc. .................................     Ohio
Fashion Bug #3344, Inc. .................................     New Jersey
Fashion Bug #3345, Inc. .................................     Iowa
Fashion Bug #3346, Inc. .................................     Illinois
Fashion Bug #3347, Inc. .................................     California
Fashion Bug #3348, Inc. .................................     Washington
Fashion Bug #3349, Inc. .................................     Oregon
Fashion Bug #3350, Inc. .................................     Texas
Fashion Bug #3351 Of Rochester, Inc. ....................     New York
Fashion Bug #3352, Inc. .................................     Texas
Fashion Bug #3353, Inc. .................................     New Jersey
Fashion Bug #3354, Inc. .................................     Maine
Fashion Bug #3358, Inc. .................................     Indiana
Fashion Bug #3359, Inc. .................................     Connecticut
Fashion Bug #336, Inc. ..................................     Indiana
Fashion Bug #3360, Inc. .................................     California
Fashion Bug #3361, Inc. .................................     Iowa
Fashion Bug #3362, Inc. .................................     Oklahoma
Fashion Bug #3363, Inc. .................................     Texas
Fashion Bug #3364, Inc. .................................     Washington
Fashion Bug #3366, Inc. .................................     Texas
Fashion Bug #3367, Inc. .................................     Connecticut
Fashion Bug #3368, Inc. .................................     Georgia
Fashion Bug #3370, Inc. .................................     Washington
Fashion Bug #3371, Inc. .................................     South Carolina
Fashion Bug #3372, Inc. .................................     Connecticut
Fashion Bug #3373, Inc. .................................     Illinois
Fashion Bug #3374, Inc. .................................     Virginia
Fashion Bug #3375, Inc. .................................     Washington
Fashion Bug #3378, Inc. .................................     Delaware
Fashion Bug #3379, Inc. .................................     Pennsylvania
Fashion Bug #3380, Inc. .................................     Michigan
Fashion Bug #3381, Inc. .................................     Pennsylvania
Fashion Bug #3382, Inc. .................................     Minnesota
Fashion Bug #3383, Inc. .................................     Pennsylvania
Fashion Bug #3384, Inc. .................................     Illinois
Fashion Bug #3385, Inc. .................................     Missouri
Fashion Bug #3386, Inc. .................................     Ohio
Fashion Bug #3388, Inc. .................................     Florida
Fashion Bug #3389, Inc. .................................     Florida
Fashion Bug #3390, Inc. .................................     Mississippi
Fashion Bug #3392, Inc. .................................     Mississippi
Fashion Bug #3393, Inc. .................................     California
Fashion Bug #3394, Inc. .................................     Alabama
Fashion Bug #3395, Inc. .................................     Maine
Fashion Bug #3396, Inc. .................................     Massachusetts
Fashion Bug #3397, Inc. .................................     California
Fashion Bug #3398, Inc. .................................     Nevada
Fashion Bug #3399, Inc. .................................     South Carolina
Fashion Bug #3400, Inc. .................................     Texas
Fashion Bug #3401, Inc. .................................     Louisiana
Fashion Bug #3402, Inc. .................................     Texas
Fashion Bug #3403, Inc. .................................     Michigan
Fashion Bug #3404, Inc. .................................     West Virginia
Fashion Bug #3405 Of Riverhead, Inc. ....................     New York
Fashion Bug #3406, Inc. .................................     Texas
Fashion Bug #3407, Inc. .................................     Missouri
Fashion Bug #3408 Of Hamburg, Inc. ......................     New York
Fashion Bug #3409, Inc. .................................     Pennsylvania
Fashion Bug #3410, Inc. .................................     California
Fashion Bug #3411, Inc. .................................     New Jersey
Fashion Bug #3412, Inc. .................................     New Mexico
Fashion Bug #3413, Inc. .................................     Texas
Fashion Bug #3414, Inc. .................................     Oklahoma
Fashion Bug #3415, Inc. .................................     Oklahoma
Fashion Bug #3416, Inc. .................................     Oklahoma
Fashion Bug #3418, Inc. .................................     North Carolina
Fashion Bug #3419, Inc. .................................     Alabama
Fashion Bug #3420, Inc. .................................     New Jersey
Fashion Bug #3421, Inc. .................................     Texas
Fashion Bug #3422, Inc. .................................     New Jersey
Fashion Bug #3423, Inc. .................................     Indiana
Fashion Bug #3424, Inc. .................................     Indiana
Fashion Bug #3425, Inc. .................................     Indiana
Fashion Bug #3427, Inc. .................................     Florida
Fashion Bug #3428, Inc. .................................     California
Fashion Bug #3429, Inc. .................................     Wisconsin
Fashion Bug #3430, Inc. .................................     Kansas
Fashion Bug #3431, Inc. .................................     Virginia
Fashion Bug #3432, Inc. .................................     North Carolina
Fashion Bug #3433, Inc. .................................     California
Fashion Bug #3434, Inc. .................................     Texas
Fashion Bug #3435, Inc. .................................     Texas
Fashion Bug #3436, Inc. .................................     Illinois
Fashion Bug #3437, Inc. .................................     Washington
Fashion Bug #3438, Inc. .................................     Washington
Fashion Bug #3439, Inc. .................................     Michigan
Fashion Bug #3440, Inc. .................................     Mississippi
Fashion Bug #3441, Inc. .................................     Ohio
Fashion Bug #3442 Of Staten Island, Inc. ................     New York
Fashion Bug #3443, Inc. .................................     Illinois
Fashion Bug #3445, Inc. .................................     Oklahoma
Fashion Bug #3446, Inc. .................................     Arizona
Fashion Bug #3447, Inc. .................................     New Jersey
Fashion Bug #3448, Inc. .................................     Vermont
Fashion Bug #3449, Inc. .................................     Florida
Fashion Bug #3450, Inc. .................................     Mississippi
Fashion Bug #3451, Inc. .................................     Indiana
Fashion Bug #3452, Inc. .................................     North Carolina
Fashion Bug #3453, Inc. .................................     Texas
Fashion Bug #3454, Inc. .................................     Arkansas
Fashion Bug #3455, Inc. .................................     Texas
Fashion Bug #3456, Inc. .................................     Ohio
Fashion Bug #3457, Inc. .................................     New Mexico
Fashion Bug #3458, Inc. .................................     Arizona
Fashion Bug #3460, Inc. .................................     Louisiana
Fashion Bug #3461, Inc. .................................     Texas
Fashion Bug #3462, Inc. .................................     Virginia
Fashion Bug #3463, Inc. .................................     Ohio
Fashion Bug #3464, Inc. .................................     Michigan
Fashion Bug #3465, Inc. .................................     Texas
Fashion Bug #3466, Inc. .................................     Oregon
Fashion Bug #3467, Inc. .................................     Louisiana
Fashion Bug #3468, Inc. .................................     Texas
Fashion Bug #3469, Inc. .................................     Texas
Fashion Bug #3470, Inc. .................................     Indiana
Fashion Bug #3471, Inc. .................................     Idaho
Fashion Bug #3472, Inc. .................................     Pennsylvania
Fashion Bug #3473, Inc. .................................     Illinois
Fashion Bug #3474, Inc. .................................     Kentucky
Fashion Bug #3475, Inc. .................................     Kentucky
Fashion Bug #3476, Inc. .................................     Florida
Fashion Bug #3477, Inc. .................................     Idaho
Fashion Bug #3478, Inc. .................................     Missouri
Fashion Bug #3479, Inc. .................................     Arkansas
Fashion Bug #3480, Inc. .................................     Alabama
Fashion Bug #3481, Inc. .................................     Georgia
Fashion Bug #3482, Inc. .................................     Texas
Fashion Bug #3483, Inc. .................................     Texas
Fashion Bug #3484, Inc. .................................     Maryland
Fashion Bug #3485, Inc. .................................     Delaware
Fashion Bug #3486, Inc. .................................     Pennsylvania
Fashion Bug #3487, Inc. .................................     North Carolina
Fashion Bug #3488, Inc. .................................     Washington
Fashion Bug #3489, Inc. .................................     Utah
Fashion Bug #3490, Inc. .................................     Oregon
Fashion Bug #3491 Of Cheektowaga, Inc. ..................     New York
Fashion Bug #3492, Inc. .................................     Pennsylvania
Fashion Bug #3493, Inc. .................................     Kentucky
Fashion Bug #3494, Inc. .................................     Georgia
Fashion Bug #3495, Inc. .................................     Oregon
Fashion Bug #3496, Inc. .................................     Illinois
Fashion Bug #3497, Inc. .................................     Alabama
Fashion Bug #3498, Inc. .................................     Tennessee
Fashion Bug #3499, Inc. .................................     Pennsylvania
Fashion Bug #3500, Inc. .................................     Pennsylvania
Fashion Bug #3501 Of Middletown, Inc. ...................     New York
Fashion Bug #3503, Inc. .................................     New Jersey
Fashion Bug #3504, Inc. .................................     Virginia
Fashion Bug #3505, Inc. .................................     Ohio
Fashion Bug #3506, Inc. .................................     Massachusetts
Fashion Bug #3506, Inc. .................................     Nevada
Fashion Bug #3507, Inc. .................................     Arkansas
Fashion Bug #3508, Inc. .................................     Texas
Fashion Bug #3509, Inc. .................................     Louisiana
Fashion Bug #3510, Inc. .................................     Texas
Fashion Bug #3512, Inc. .................................     New Jersey
Fashion Bug #3513, Inc. .................................     Kentucky
Fashion Bug #3514, Inc. .................................     California
Fashion Bug #3515, Inc. .................................     Illinois
Fashion Bug #3516, Inc. .................................     Indiana
Fashion Bug #3518, Inc. .................................     Rhode Island
Fashion Bug #3519, Inc. .................................     California
Fashion Bug #3520, Inc. .................................     Colorado
Fashion Bug #3521, Inc. .................................     California
Fashion Bug #3522 Of Williamsville, Inc. ................     New York
Fashion Bug #3524, Inc. .................................     Virginia
Fashion Bug #3525, Inc. .................................     Ohio
Fashion Bug #3526, Inc. .................................     Kentucky
Fashion Bug #3527, Inc. .................................     Ohio
Fashion Bug #3529, Inc. .................................     South Carolina
Fashion Bug #3530, Inc. .................................     Georgia
Fashion Bug #3531, Inc. .................................     Illinois
Fashion Bug #3532, Inc. .................................     Wisconsin
Fashion Bug #3533, Inc. .................................     Texas
Fashion Bug #3534, Inc. .................................     Texas
Fashion Bug #3535, Inc. .................................     Ohio
Fashion Bug #3536, Inc. .................................     Tennessee
Fashion Bug #3537, Inc. .................................     North Carolina
Fashion Bug #3538, Inc. .................................     Virginia
Fashion Bug #3539, Inc. .................................     Missouri
Fashion Bug #3540, Inc. .................................     Utah
Fashion Bug #3542, Inc. .................................     Wisconsin
Fashion Bug #3543, Inc. .................................     Michigan
Fashion Bug #3544, Inc. .................................     Michigan
Fashion Bug #3545, Inc. .................................     Ohio
Fashion Bug #3547, Inc. .................................     Washington
Fashion Bug #3548, Inc. .................................     California
Fashion Bug #3549, Inc. .................................     Missouri
Fashion Bug #3551 Of Ithaca, Inc. .......................     New York
Fashion Bug #3553, Inc. .................................     Kentucky
Fashion Bug #3554, Inc. .................................     Florida
Fashion Bug #3555, Inc. .................................     North Carolina
Fashion Bug #3556, Inc. .................................     Oregon
Fashion Bug #3557, Inc. .................................     Arizona
Fashion Bug #3558, Inc. .................................     Kentucky
Fashion Bug #3559, Inc. .................................     Texas
Fashion Bug #3560, Inc. .................................     Florida
Fashion Bug #3561, Inc. .................................     Florida
Fashion Bug #3562, Inc. .................................     North Carolina
Fashion Bug #3563, Inc. .................................     Missouri
Fashion Bug #3564, Inc. .................................     Missouri
Fashion Bug #3565, Inc. .................................     Michigan
Fashion Bug #3566, Inc. .................................     Illinois
Fashion Bug #3567, Inc. .................................     Texas
Fashion Bug #3568, Inc. .................................     California
Fashion Bug #3569, Inc. .................................     Alabama
Fashion Bug #3570, Inc. .................................     Missouri
Fashion Bug #3572, Inc. .................................     Ohio
Fashion Bug #3573, Inc. .................................     New Jersey
Fashion Bug #3574, Inc. .................................     Ohio
Fashion Bug #3575, Inc. .................................     West Virginia
Fashion Bug #3576, Inc. .................................     Iowa
Fashion Bug #3577, Inc. .................................     Kentucky
Fashion Bug #3578, Inc. .................................     Florida
Fashion Bug #3579, Inc. .................................     Texas
Fashion Bug #3580, Inc. .................................     West Virginia
Fashion Bug #3581, Inc. .................................     Pennsylvania
Fashion Bug #3582, Inc. .................................     Pennsylvania
Fashion Bug #3583, Inc. .................................     Pennsylvania
Fashion Bug #3584, Inc. .................................     Delaware
Fashion Bug #3585, Inc. .................................     Indiana
Fashion Bug #3586, Inc. .................................     Pennsylvania
Fashion Bug #3587, Inc. .................................     Pennsylvania
Fashion Bug #3588, Inc. .................................     Illinois
Fashion Bug #3589, Inc. .................................     Illinois
Fashion Bug #3590, Inc. .................................     New Jersey
Fashion Bug #3591, Inc. .................................     Maryland
Fashion Bug #3592, Inc. .................................     Pennsylvania
Fashion Bug #3593, Inc. .................................     Idaho
Fashion Bug #3594, Inc. .................................     Michigan
Fashion Bug #3595, Inc. .................................     Connecticut
Fashion Bug #3596, Inc. .................................     Connecticut
Fashion Bug #3597, Inc. .................................     Pennsylvania
Fashion Bug #3598, Inc. .................................     Pennsylvania
Fashion Bug #3599, Inc. .................................     Indiana
Fashion Bug #3600, Inc. .................................     Ohio
Fashion Bug #3601, Inc. .................................     Indiana
Fashion Bug #3602, Inc. .................................     New Mexico
Fashion Bug #3603, Inc. .................................     Florida
Fashion Bug #3604, Inc. .................................     Pennsylvania
Fashion Bug #3606, Inc. .................................     Pennsylvania
Fashion Bug #3607, Inc. .................................     New Jersey
Fashion Bug #3608, Inc. .................................     Michigan
Fashion Bug #3609, Inc. .................................     Michigan
Fashion Bug #3610, Inc. .................................     Pennsylvania
Fashion Bug #3611, Inc. .................................     New Jersey
Fashion Bug #3612, Inc. .................................     Pennsylvania
Fashion Bug #3613, Inc. .................................     Indiana
Fashion Bug #3614, Inc. .................................     Indiana
Fashion Bug #3615 Of Olean, Inc. ........................     New York
Fashion Bug #3615, Inc. .................................     Nevada
Fashion Bug #3616, Inc. .................................     Michigan
Fashion Bug #3617, Inc. .................................     Maine
Fashion Bug #3618, Inc. .................................     New Jersey
Fashion Bug #3619, Inc. .................................     Virginia
Fashion Bug #3621, Inc. .................................     Ohio
Fashion Bug #3622, Inc. .................................     Ohio
Fashion Bug #3624, Inc. .................................     Pennsylvania
Fashion Bug #3625, Inc. .................................     North Carolina
Fashion Bug #3626, Inc. .................................     Minnesota
Fashion Bug #3627 Of Amherst, Inc. ......................     New York
Fashion Bug #3628, Inc. .................................     Pennsylvania
Fashion Bug #3629, Inc. .................................     Georgia
Fashion Bug #3630, Inc. .................................     Michigan
Fashion Bug #3632, Inc. .................................     Pennsylvania
Fashion Bug #3633, Inc. .................................     Michigan
Fashion Bug #3635, Inc. .................................     Pennsylvania
Fashion Bug #3637, Inc. .................................     Ohio
Fashion Bug #3638, Inc. .................................     Kentucky
Fashion Bug #3639, Inc. .................................     Iowa
Fashion Bug #3906, Inc. .................................     New Jersey
Fashion Bug #3907, Inc. .................................     New Jersey
Fashion Bug #4001, Inc. .................................     New Jersey
Fashion Bug #4002, Inc. .................................     Connecticut
Fashion Bug #4004, Inc. .................................     New Jersey
Fashion Bug #4006, Inc. .................................     Pennsylvania
Fashion Bug #4007, Inc. .................................     Pennsylvania
Fashion Bug #4008, Inc. .................................     New Jersey
Fashion Bug #4009, Inc. .................................     Rhode Island
Fashion Bug #4010, Inc. .................................     Massachusetts
Fashion Bug #4011, Inc. .................................     New Hampshire
Fashion Bug #4012 Of Bayshore, Inc ......................     New York
Fashion Bug #4013, Inc. .................................     New Jersey
Fashion Bug #418, Inc. ..................................     New Jersey
Fashion Bug #44, Inc. ...................................     Pennsylvania
Fashion Bug #47, Inc. ...................................     Indiana
Fashion Bug #471, Inc. ..................................     Minnesota
Fashion Bug #508, Inc. ..................................     Illinois
Fashion Bug #519, Inc. ..................................     West Virginia
Fashion Bug #520, Inc. ..................................     Massachusetts
Fashion Bug #527, Inc. ..................................     Kansas
Fashion Bug #529 Of Hamburg, Inc. .......................     New York
Fashion Bug #534, Inc. ..................................     Indiana
Fashion Bug #538, Inc. ..................................     Maine
Fashion Bug #545, Inc. ..................................     Vermont
Fashion Bug #548, Inc. ..................................     Maine
Fashion Bug #554, Inc. ..................................     Pennsylvania
Fashion Bug #558, Inc. ..................................     Tennessee
Fashion Bug #560 Of Gloversville, Inc. ..................     New York
Fashion Bug #561, Inc. ..................................     Florida
Fashion Bug #562, Inc. ..................................     New Jersey
Fashion Bug #564, Inc. ..................................     Missouri
Fashion Bug #565, Inc. ..................................     Michigan
Fashion Bug #566, Inc. ..................................     Indiana
Fashion Bug #567, Inc. ..................................     Illinois
Fashion Bug #571, Inc. ..................................     Tennessee
Fashion Bug #572, Inc. ..................................     Louisiana
Fashion Bug #573, Inc. ..................................     Pennsylvania
Fashion Bug #574 Of Syracuse, Inc. ......................     New York
Fashion Bug #575, Inc. ..................................     Minnesota
Fashion Bug #576, Inc. ..................................     New Jersey
Fashion Bug #580, Inc. ..................................     Maine
Fashion Bug #581, Inc. ..................................     New Hampshire
Fashion Bug #583, Inc. ..................................     Kentucky
Fashion Bug #584 Of Yonkers, Inc. .......................     New York
Fashion Bug #585, Inc. ..................................     New Jersey
Fashion Bug #586, Inc. ..................................     New Jersey
Fashion Bug #588, Inc. ..................................     Illinois
Fashion Bug #589, Inc. ..................................     Illinois
Fashion Bug #591, Inc. ..................................     Missouri
Fashion Bug #592, Inc. ..................................     Illinois
Fashion Bug #593 Of Selden, Inc. ........................     New York
Fashion Bug #594, Inc. ..................................     Kansas
Fashion Bug #595, Inc. ..................................     Indiana
Fashion Bug #596, Inc. ..................................     Connecticut
Fashion Bug #597, Inc. ..................................     Minnesota
Fashion Bug #601, Inc. ..................................     South Carolina
Fashion Bug #602, Inc. ..................................     Pennsylvania
Fashion Bug #605, Inc. ..................................     Michigan
Fashion Bug #606, Inc. ..................................     Michigan
Fashion Bug #607, Inc. ..................................     Michigan
Fashion Bug #612, Inc. ..................................     Ohio
Fashion Bug #614, Inc. ..................................     Massachusetts
Fashion Bug #615, Inc. ..................................     Pennsylvania
Fashion Bug #617, Inc. ..................................     Massachusetts
Fashion Bug #618, Inc. ..................................     South Carolina
Fashion Bug #622, Inc. ..................................     Wisconsin
Fashion Bug #624, Inc. ..................................     Missouri
Fashion Bug #627, Inc. ..................................     Ohio
Fashion Bug #629, Inc. ..................................     New Jersey
Fashion Bug #630, Inc. ..................................     Indiana
Fashion Bug #631, Inc. ..................................     Pennsylvania
Fashion Bug #636, Inc. ..................................     Illinois
Fashion Bug #638, Inc. ..................................     Michigan
Fashion Bug #642, Inc. ..................................     Pennsylvania
Fashion Bug #643, Inc. ..................................     Pennsylvania
Fashion Bug #644, Inc. ..................................     Georgia
Fashion Bug #645, Inc. ..................................     Michigan
Fashion Bug #646, Inc. ..................................     Ohio
Fashion Bug #647, Inc. ..................................     Maine
Fashion Bug #649, Inc. ..................................     Pennsylvania
Fashion Bug #650, Inc. ..................................     Virginia
Fashion Bug #651, Inc. ..................................     Michigan
Fashion Bug #653, Inc. ..................................     New Jersey
Fashion Bug #654, Inc. ..................................     Alabama
Fashion Bug #656, Inc. ..................................     Florida
Fashion Bug #657, Inc. ..................................     Missouri
Fashion Bug #658, Inc. ..................................     Massachusetts
Fashion Bug #660 Of Albany, Inc. ........................     New York
Fashion Bug #661, Inc. ..................................     West Virginia
Fashion Bug #662, Inc. ..................................     Pennsylvania
Fashion Bug #663, Inc. ..................................     Pennsylvania
Fashion Bug #664, Inc. ..................................     Colorado
Fashion Bug #667, Inc. ..................................     Michigan
Fashion Bug #668 Of Shirley, Inc. .......................     New York
Fashion Bug #670, Inc. ..................................     Massachusetts
Fashion Bug #672, Inc. ..................................     Michigan
Fashion Bug #673, Inc. ..................................     Kentucky
Fashion Bug #674, Inc. ..................................     Illinois
Fashion Bug #675, Inc. ..................................     Louisiana
Fashion Bug #676 Of Ozone Park, Inc. ....................     New York
Fashion Bug #678, Inc. ..................................     Ohio
Fashion Bug #679 Of Watertown, Inc. .....................     New York
Fashion Bug #681, Inc. ..................................     Indiana
Fashion Bug #684, Inc. ..................................     North Carolina
Fashion Bug #686, Inc. ..................................     Illinois
Fashion Bug #687, Inc. ..................................     Illinois
Fashion Bug #689, Inc. ..................................     Pennsylvania
Fashion Bug #691, Inc. ..................................     Maryland
Fashion Bug #692, Inc. ..................................     Missouri
Fashion Bug #693, Inc. ..................................     Michigan
Fashion Bug #694, Inc. ..................................     Michigan
Fashion Bug #697, Inc. ..................................     Ohio
Fashion Bug #698, Inc. ..................................     Ohio
Fashion Bug #716, Inc. ..................................     Rhode Island
Fashion Bug #719, Inc. ..................................     Ohio
Fashion Bug #720 Of Oswego, Inc. ........................     New York
Fashion Bug #721, Inc. ..................................     Massachusetts
Fashion Bug #724, Inc. ..................................     New Hampshire
Fashion Bug #727, Inc. ..................................     Maine
Fashion Bug #729, Inc. ..................................     Michigan
Fashion Bug #730, Inc. ..................................     Ohio
Fashion Bug #731, Inc. ..................................     Illinois
Fashion Bug #732, Inc. ..................................     Michigan
Fashion Bug #733, Inc. ..................................     Indiana
Fashion Bug #734 Of Dunkirk, Inc. .......................     New York
Fashion Bug #736, Inc. ..................................     Missouri
Fashion Bug #737, Inc. ..................................     Massachusetts
Fashion Bug #738, Inc. ..................................     North Carolina
Fashion Bug #739, Inc. ..................................     Ohio
Fashion Bug #740, Inc. ..................................     Wisconsin
Fashion Bug #741, Inc. ..................................     Ohio
Fashion Bug #742, Inc. ..................................     Ohio
Fashion Bug #743, Inc. ..................................     Ohio
Fashion Bug #745, Inc. ..................................     Michigan
Fashion Bug #748, Inc. ..................................     Ohio
Fashion Bug #751, Inc. ..................................     Michigan
Fashion Bug #752, Inc. ..................................     Vermont
Fashion Bug #755, Inc. ..................................     Maine
Fashion Bug #756, Inc. ..................................     Connecticut
Fashion Bug #757 Of Brockport, Inc. .....................     New York
Fashion Bug #758, Inc. ..................................     Wisconsin
Fashion Bug #759, Inc. ..................................     Michigan
Fashion Bug #760 Of Pine Plaza, Inc .....................     New York
Fashion Bug #762, Inc. ..................................     Missouri
Fashion Bug #763, Inc. ..................................     Missouri
Fashion Bug #764, Inc. ..................................     Illinois
Fashion Bug #766, Inc. ..................................     Ohio
Fashion Bug #767, Inc. ..................................     West Virginia
Fashion Bug #768, Inc. ..................................     Virginia
Fashion Bug #769, Inc. ..................................     Ohio
Fashion Bug #771, Inc. ..................................     Michigan
Fashion Bug #772 Of Middletown, Inc. ....................     New York
Fashion Bug #773, Inc. ..................................     Tennessee
Fashion Bug #774, Inc. ..................................     Pennsylvania
Fashion Bug #775, Inc. ..................................     Vermont
Fashion Bug #776, Inc. ..................................     Kentucky
Fashion Bug #778, Inc. ..................................     Pennsylvania
Fashion Bug #779, Inc. ..................................     Kentucky
Fashion Bug #781, Inc. ..................................     Ohio
Fashion Bug #784, Inc. ..................................     Virginia
Fashion Bug #785, Inc. ..................................     Michigan
Fashion Bug #786, Inc. ..................................     Connecticut
Fashion Bug #787, Inc. ..................................     Rhode Island
Fashion Bug #788, Inc. ..................................     Massachusetts
Fashion Bug #790, Inc. ..................................     Ohio
Fashion Bug #792, Inc. ..................................     North Carolina
Fashion Bug #793, Inc. ..................................     Virginia
Fashion Bug #795, Inc. ..................................     Michigan
Fashion Bug #797, Inc. ..................................     Kansas
Fashion Bug #799, Inc. ..................................     Virginia
Fashion Bug #8060, Inc. .................................     Pennsylvania
Fashion Bug #84 Of Queens, Inc. .........................     New York
Fashion Bug #863, Inc. ..................................     Indiana
Fashion Bug & Fashion Bug Plus #2179, Inc. ..............     Florida
Fashion Bug Of 640 Plaza, Inc. ..........................     Tennessee
Fashion Bug Of Allentown, Inc. ..........................     Pennsylvania
Fashion Bug Of Alliance, Inc. ...........................     Ohio
Fashion Bug Of Alpena, Inc. .............................     Michigan
Fashion Bug Of Altoona, Inc. ............................     Pennsylvania
Fashion Bug Of Amherst, Inc. ............................     New York
Fashion Bug Of Apple Valley Square, Inc. ................     Virginia
Fashion Bug Of Asbury Park, Inc. ........................     New Jersey
Fashion Bug Of Audubon, Inc. ............................     New Jersey
Fashion Bug Of Aurora, Inc. .............................     Illinois
Fashion Bug Of Barberton, Inc. ..........................     Ohio
Fashion Bug Of Belleville, Inc. .........................     Michigan
Fashion Bug Of Belvedere Plaza, Inc. ....................     Georgia
Fashion Bug Of Bethlehem, Inc. ..........................     Pennsylvania
Fashion Bug Of Birmingham, Inc. .........................     Alabama
Fashion Bug Of Bloomsburg, Inc. .........................     Pennsylvania
Fashion Bug Of Bluefield, Inc. ..........................     West Virginia
Fashion Bug Of Bolingbrook, Inc. ........................     Illinois
Fashion Bug Of Bond, Inc. ...............................     Pennsylvania
Fashion Bug Of Bordentown, Inc. .........................     New Jersey
Fashion Bug Of Bradford, Inc. ...........................     Pennsylvania
Fashion Bug Of Bridgeview, Inc. .........................     Illinois
Fashion Bug Of Bristol, Ct, Inc. ........................     Connecticut
Fashion Bug Of Bristol, Inc. ............................     Pennsylvania
Fashion Bug Of Brunswick, Inc. ..........................     New Jersey
Fashion Bug Of Bucyrus, Inc. ............................     Ohio
Fashion Bug Of California, Inc. .........................     California
Fashion Bug Of Cambridge, Inc. ..........................     Maryland
Fashion Bug Of Cape May, Inc. ...........................     New Jersey
Fashion Bug Of Carlisle, Inc. ...........................     Pennsylvania
Fashion Bug Of Century Iii Mall .........................     Pennsylvania
Fashion Bug Of Charlottesville, Inc. ....................     Virginia
Fashion Bug Of Chestertown, Inc. ........................     Maryland
Fashion Bug Of Chillicothe, Inc. ........................     Ohio
Fashion Bug Of Clarion, Inc. ............................     Pennsylvania
Fashion Bug Of Clearfield, Inc. .........................     Pennsylvania
Fashion Bug Of Clearview Mall, Inc. .....................     Pennsylvania
Fashion Bug Of Cleveland, Inc. ..........................     Ohio
Fashion Bug Of College Square, Inc. .....................     Delaware
Fashion Bug Of Cottman, Inc. ............................     Pennsylvania
Fashion Bug Of Countryside, Inc. ........................     Pennsylvania
Fashion Bug Of Cranberry, Inc. ..........................     Pennsylvania
Fashion Bug Of Cromwell Field, Inc. .....................     Maryland
Fashion Bug Of Culpepper, Inc. ..........................     Virginia
Fashion Bug Of Cuyahoga Falls, Inc. .....................     Ohio
Fashion Bug Of Danbury, Inc. ............................     Connecticut
Fashion Bug Of Danville, Inc. ...........................     Illinois
Fashion Bug Of Dearborn, Inc. ...........................     Michigan
Fashion Bug Of Dekalb, Inc. .............................     Illinois
Fashion Bug Of Des Plaines, Inc. ........................     Illinois
Fashion Bug Of Devon, Inc. ..............................     Connecticut
Fashion Bug Of Dover Plaza, Inc. ........................     New Jersey
Fashion Bug Of Dubois, Inc. .............................     Pennsylvania
Fashion Bug Of Dunbar, Inc. .............................     West Virginia
Fashion Bug Of East Hartford, Inc. ......................     Connecticut
Fashion Bug Of East Mansfield, Inc. .....................     Ohio
Fashion Bug Of East Park, Inc. ..........................     Maryland
Fashion Bug Of East Windsor, Inc. .......................     New Jersey
Fashion Bug Of Eastside Plaza, Inc. .....................     Illinois
Fashion Bug Of Eastwood Mall, Inc. ......................     Ohio
Fashion Bug Of Edgewood, Inc. ...........................     Maryland
Fashion Bug Of Edwardsville, Inc. .......................     Pennsylvania
Fashion Bug Of Eldersburg, Inc. .........................     Maryland
Fashion Bug Of Elkton, Inc. .............................     Maryland
Fashion Bug Of Elwood City, Inc. ........................     Pennsylvania
Fashion Bug Of Evansville, Inc. .........................     Indiana
Fashion Bug Of Fairfield, Inc. ..........................     Connecticut
Fashion Bug Of Fairmont, Inc. ...........................     West Virginia
Fashion Bug Of Fall River, Inc. .........................     Massachusetts
Fashion Bug Of Falls Church, Inc. .......................     Virginia
Fashion Bug Of Flint, Inc. ..............................     Michigan
Fashion Bug Of Forest Plaza, Inc. .......................     Illinois
Fashion Bug Of Frackville, Inc. .........................     Pennsylvania
Fashion Bug Of Frankfort, Inc. ..........................     Kentucky
Fashion Bug Of Franklin County, Inc. ....................     Pennsylvania
Fashion Bug Of Franklin, Inc. ...........................     Pennsylvania
Fashion Bug Of Fredericksburg, Inc. .....................     Virginia
Fashion Bug Of Freehold, Inc. ...........................     New Jersey
Fashion Bug Of Front Royal, Inc. ........................     Virginia
Fashion Bug Of Ft. Findlay, Inc. ........................     Ohio
Fashion Bug Of Ft. Myers, Inc. ..........................     Florida
Fashion Bug Of Fullerton, Inc. ..........................     Maryland
Fashion Bug Of Garfield Heights, Inc. ...................     Ohio
Fashion Bug Of Gibbstown, Inc. ..........................     New Jersey
Fashion Bug Of Glen Burnie, Inc. ........................     Maryland
Fashion Bug Of Glen Ellyn, Inc. .........................     Illinois
Fashion Bug Of Gorham, Inc. .............................     New Hampshire
Fashion Bug Of Greenville Plaza, Inc. ...................     Pennsylvania
Fashion Bug Of Grove City, Inc. .........................     Pennsylvania
Fashion Bug Of Hackettstown, Inc. .......................     New Jersey
Fashion Bug Of Hagerstown, Inc. .........................     Maryland
Fashion Bug Of Hamilton Square, Inc. ....................     New Jersey
Fashion Bug Of Hannibal, Inc. ...........................     Missouri
Fashion Bug Of Hanover, Inc. ............................     Pennsylvania
Fashion Bug Of Harrisburg, Inc. .........................     Pennsylvania
Fashion Bug Of Hazelton, Inc. ...........................     Pennsylvania
Fashion Bug Of Hershey, Inc. ............................     Pennsylvania
Fashion Bug Of Highland Ridge, Inc. .....................     Ohio
Fashion Bug Of Hinesville, Inc. .........................     Georgia
Fashion Bug Of Holyoke, Inc. ............................     Massachusetts
Fashion Bug Of Honesdale, Inc. ..........................     Pennsylvania
Fashion Bug Of Houghton, Inc. ...........................     Michigan
Fashion Bug Of Howell, Inc. .............................     New Jersey
Fashion Bug Of Huntington Plaza, Inc. ...................     Indiana
Fashion Bug Of Huntington, Inc. .........................     West Virginia
Fashion Bug Of Iroquois Manor, Inc. .....................     Kentucky
Fashion Bug Of Jasper, Inc. .............................     Indiana
Fashion Bug Of Johnston, Inc. ...........................     Rhode Island
Fashion Bug Of Joliet, Inc. .............................     Illinois
Fashion Bug Of Kedzie, Inc. .............................     Illinois
Fashion Bug Of Kent, Inc. ...............................     Ohio
Fashion Bug Of Kutztown, Inc. ...........................     Pennsylvania
Fashion Bug Of Lakeland, Inc. ...........................     Florida
Fashion Bug Of Lakemore Plaza, Inc. .....................     Ohio
Fashion Bug Of Lancaster, Inc. ..........................     Pennsylvania
Fashion Bug Of Lansing, Inc. ............................     Michigan
Fashion Bug Of Lavale, Inc. .............................     Maryland
Fashion Bug Of Lawrenceville, Inc. ......................     New Jersey
Fashion Bug Of Lebanon, Inc. ............................     Pennsylvania
Fashion Bug Of Ledgewood, Inc. ..........................     New Jersey
Fashion Bug Of Lewisburg, Inc. ..........................     Pennsylvania
Fashion Bug Of Lewiston, Inc. ...........................     Maine
Fashion Bug Of Livonia, Inc. ............................     Michigan
Fashion Bug Of Lockport, Inc. ...........................     New York
Fashion Bug Of Logan, Inc. ..............................     West Virginia
Fashion Bug Of Lorain, Inc. .............................     Ohio
Fashion Bug Of Louisville, Inc. .........................     Kentucky
Fashion Bug Of Lower Burrell, Inc. ......................     Pennsylvania
Fashion Bug Of Lynchburg, Inc. ..........................     Virginia
Fashion Bug Of Lynn, Inc. ...............................     Massachusetts
Fashion Bug Of Macdade, Inc. ............................     Pennsylvania
Fashion Bug Of Manahawkin, Inc. .........................     New Jersey
Fashion Bug Of Manchester, N.H., Inc. ...................     New Hampshire
Fashion Bug Of Maple Heights, Inc. ......................     Ohio
Fashion Bug Of Marquette, Inc. ..........................     Michigan
Fashion Bug Of Mason City, Inc. .........................     Iowa
Fashion Bug Of Massillon, Inc. ..........................     Ohio
Fashion Bug Of Mauldin, Inc. ............................     South Carolina
Fashion Bug Of Mayfair, Inc. ............................     Pennsylvania
Fashion Bug Of Mayfield Heights, Inc. ...................     Ohio
Fashion Bug Of Mckeesport ...............................     Pennsylvania
Fashion Bug Of Meadville, Inc. ..........................     Pennsylvania
Fashion Bug Of Medford, Inc. ............................     New Jersey
Fashion Bug Of Merritt Island, Inc. .....................     Florida
Fashion Bug Of Middlesboro, Inc. ........................     Kentucky
Fashion Bug Of Middletown Plaza, Inc. ...................     New Jersey
Fashion Bug Of Midland Plaza, Inc. ......................     Michigan
Fashion Bug Of Midway, Inc. .............................     Minnesota
Fashion Bug Of Monroe, Inc. .............................     North Carolina
Fashion Bug Of Monroeville ..............................     Pennsylvania
Fashion Bug Of Monroeville, Inc. ........................     Pennsylvania
Fashion Bug Of Montpelier, Inc. .........................     Vermont
Fashion Bug Of Moosic, Inc. .............................     Pennsylvania
Fashion Bug Of Morehead, Inc. ...........................     Kentucky
Fashion Bug Of Mount Pleasant, Inc. .....................     Michigan
Fashion Bug Of Mount Vernon, Inc. .......................     Illinois
Fashion Bug Of Mt. Clemens, Inc. ........................     Michigan
Fashion Bug Of Murray, Inc. .............................     Kentucky
Fashion Bug Of N. Roanoke, Inc. .........................     Virginia
Fashion Bug Of Nanticoke, Inc. ..........................     Pennsylvania
Fashion Bug Of Nashville, Inc. ..........................     Tennessee
Fashion Bug Of New Britian, Inc. ........................     Connecticut
Fashion Bug Of New Castle, Inc. .........................     Pennsylvania
Fashion Bug Of New Holland, Inc. ........................     Pennsylvania
Fashion Bug Of New London, Inc. .........................     Connecticut
Fashion Bug Of New Philadelphia, Inc. ...................     Ohio
Fashion Bug Of North Adams, Inc. ........................     Massachusetts
Fashion Bug Of North Brunswick, Inc. ....................     New Jersey
Fashion Bug Of North East, Inc. .........................     Maryland
Fashion Bug Of North Point, Inc. ........................     Maryland
Fashion Bug Of Norwell, Inc. ............................     Massachusetts
Fashion Bug Of Norwin, Inc. .............................     Pennsylvania
Fashion Bug Of Oil City, Inc. ...........................     Pennsylvania
Fashion Bug Of Olean, Inc. ..............................     New York
Fashion Bug Of Paintsville, Inc. ........................     Kentucky
Fashion Bug Of Paka Plaza, Inc. .........................     Michigan
Fashion Bug Of Palm Harbor, Inc. ........................     Florida
Fashion Bug Of Panama City, Inc. ........................     Florida
Fashion Bug Of Parkersburg, Inc. ........................     West Virginia
Fashion Bug Of Patchoque, Inc. ..........................     New York
Fashion Bug Of Pennsville, Inc. .........................     New Jersey
Fashion Bug Of Peoria, Inc. .............................     Illinois
Fashion Bug Of Perring, Inc. ............................     Maryland
Fashion Bug Of Phillipsburg, Inc. .......................     New Jersey
Fashion Bug Of Pikeville, Inc. ..........................     Kentucky
Fashion Bug Of Pittston, Inc. ...........................     Pennsylvania
Fashion Bug Of Portsmouth, Inc. .........................     Ohio
Fashion Bug Of Pottsville, Inc. .........................     Pennsylvania
Fashion Bug Of Ravenswood, Inc. .........................     West Virginia
Fashion Bug Of Raynham, Inc. ............................     Massachusetts
Fashion Bug Of Reistertown, Inc. ........................     Maryland
Fashion Bug Of Revere, Inc. .............................     Massachusetts
Fashion Bug Of Reynoldsburg, Inc. .......................     Ohio
Fashion Bug Of Rising Sun, Inc. .........................     Pennsylvania
Fashion Bug Of Riverhead, Inc. ..........................     New York
Fashion Bug Of Riverside Square, Inc. ...................     Illinois
Fashion Bug Of Rivertowne Commons, Inc. .................     Maryland
Fashion Bug Of Rogers Plaza, Inc. .......................     Michigan
Fashion Bug Of Rumford, Inc. ............................     Rhode Island
Fashion Bug Of Saginaw, Inc. ............................     Michigan
Fashion Bug Of Salem, Inc. ..............................     Massachusetts
Fashion Bug Of Saugus, Inc. .............................     Massachusetts
Fashion Bug Of Scranton, Inc. ...........................     Pennsylvania
Fashion Bug Of Seaford, Inc. ............................     Delaware
Fashion Bug Of Sharon, Inc. .............................     Pennsylvania
Fashion Bug Of Sharonville, Inc. ........................     Ohio
Fashion Bug Of Smyrna, Inc. .............................     Georgia
Fashion Bug Of Solon, Inc. ..............................     Ohio
Fashion Bug Of Somers Point, Inc. .......................     New Jersey
Fashion Bug Of South Flint, Inc. ........................     Michigan
Fashion Bug Of South Hills Village ......................     Pennsylvania
Fashion Bug Of South Plainfield, Inc. ...................     New Jersey
Fashion Bug Of Southfield, Inc. .........................     Michigan
Fashion Bug Of Southgate, Inc. ..........................     Michigan
Fashion Bug Of Speedway Shopping Center, Inc. ...........     Indiana
Fashion Bug Of Springfield Plaza, Inc. ..................     Massachusetts
Fashion Bug Of St. Albans, Inc. .........................     West Virginia
Fashion Bug Of St. Clair Shores, Inc. ...................     Michigan
Fashion Bug Of State College, Inc. ......................     Pennsylvania
Fashion Bug Of Stratford, Inc. ..........................     Connecticut
Fashion Bug Of Stroudsburg, Inc. ........................     Pennsylvania
Fashion Bug Of Struthers, Inc. ..........................     Ohio
Fashion Bug Of Sturgis, Inc. ............................     Michigan
Fashion Bug Of Taylor, Inc. .............................     Michigan
Fashion Bug Of Tech Plaza, Inc. .........................     Michigan
Fashion Bug Of The Market Place, Inc. ...................     Tennessee
Fashion Bug Of Thorndale, Inc. ..........................     Pennsylvania
Fashion Bug Of Toms River, Inc. .........................     New Jersey
Fashion Bug Of Topsham, Inc. ............................     Maine
Fashion Bug Of Totowa, Inc. .............................     New Jersey
Fashion Bug Of Troy, Inc. ...............................     New York
Fashion Bug Of Trumbull Plaza, Inc. .....................     Ohio
Fashion Bug Of Tunkhannock, Inc. ........................     Pennsylvania
Fashion Bug Of Union, Inc. ..............................     New Jersey
Fashion Bug Of Uniontown, Inc. ..........................     Pennsylvania
Fashion Bug Of University Mall, Inc. ....................     Ohio
Fashion Bug Of University Plaza, Inc. ...................     Tennessee
Fashion Bug Of Valley Plaza, Inc. .......................     Pennsylvania
Fashion Bug Of Van Buren, Inc. ..........................     Ohio
Fashion Bug Of Vineland, Inc. ...........................     New Jersey
Fashion Bug Of Virginia Beach, Inc. .....................     Virginia
Fashion Bug Of Walnutport, Inc. .........................     Pennsylvania
Fashion Bug Of Warren Plaza, Inc. .......................     Ohio
Fashion Bug Of Warren, Inc. .............................     Pennsylvania
Fashion Bug Of Warrenton, Inc. ..........................     Virginia
Fashion Bug Of Warsaw, Inc. .............................     Indiana
Fashion Bug Of Waterbury, Inc. ..........................     Connecticut
Fashion Bug Of Waukegan, Inc. ...........................     Illinois
Fashion Bug Of Waynesburg, Inc. .........................     Pennsylvania
Fashion Bug Of Webster, Inc. ............................     Massachusetts
Fashion Bug Of Weirton, Inc. ............................     West Virginia
Fashion Bug Of West Frankfort, Inc. .....................     Illinois
Fashion Bug Of West Manchester, Inc. ....................     Pennsylvania
Fashion Bug Of West Mifflin, Inc. .......................     Pennsylvania
Fashion Bug Of West Springfield, Inc. ...................     Massachusetts
Fashion Bug Of Wharton Square, Inc. .....................     Pennsylvania
Fashion Bug Of Whitman Plaza, Inc. ......................     Pennsylvania
Fashion Bug Of Wilkes Barre, Inc. .......................     Pennsylvania
Fashion Bug Of Williamson, Inc. .........................     Kentucky
Fashion Bug Of Williamsport, Inc. .......................     Pennsylvania
Fashion Bug Of Williamstown, Inc. .......................     New Jersey
Fashion Bug Of Wilmington, Inc. .........................     Massachusetts
Fashion Bug Of Wisconsin Rapids, Inc. ...................     Wisconsin
Fashion Bug Of Woodbridge, Inc. .........................     New Jersey
Fashion Bug Of Woodlyn, Inc. ............................     Pennsylvania
Fashion Bug Of Youngstown, Inc. .........................     Ohio
Fashion Bug Of Zanesville, Inc. .........................     Ohio
Fashion Bug Plus #8005, Inc. ............................     New Jersey
Fashion Bug Plus #8010 Of Rocky Point, Inc. .............     New York
Fashion Bug Plus #8014, Inc. ............................     Pennsylvania
Fashion Bug Plus #8017 Of Riverhead, Inc. ...............     New York
Fashion Bug Plus #8019, Inc. ............................     Pennsylvania
Fashion Bug Plus #8023, Inc. ............................     Virginia
Fashion Bug Plus #8024, Inc. ............................     New Jersey
Fashion Bug Plus #8034, Inc. ............................     Pennsylvania
Fashion Bug Plus #8040, Inc. ............................     Pennsylvania
Fashion Bug Plus #8041, Inc. ............................     California
Fashion Bug Plus #8043, Inc. ............................     New Jersey
Fashion Bug Plus #8045, Inc. ............................     New Jersey
Fashion Bug Plus #8046, Inc. ............................     Kansas
Fashion Bug Plus #8047, Inc. ............................     Texas
Fashion Bug Plus #8048,Inc ..............................     Texas
Fashion Bug Plus #8049, Inc. ............................     Texas
Fashion Bug Plus #8051, Inc. ............................     California
Fashion Bug Plus #8052 Of Amherst, Inc. .................     New York
Fashion Bug Plus #8053, Inc. ............................     North Carolina
Fashion Bug Plus #8055, Inc. ............................     Texas
Fashion Bug Plus #8056, Inc. ............................     Minnesota
Fashion Bug Plus #8057, Inc. ............................     New Jersey
Fashion Bug Plus #8058, Inc. ............................     Texas
Fashion Bug Plus #8059, Inc. ............................     Colorado
Fashion Bug Plus #8060, Inc. ............................     Pennsylvania
Fashion Bug Plus #8061, Inc. ............................     Minnesota
Fashion Bug Plus #8062, Inc. ............................     Florida
Fashion Bug Plus #8064, Inc. ............................     Florida
Fashion Bug Plus #8065, Inc. ............................     Minnesota
Fashion Bug Plus #8066, Inc. ............................     Oregon
Fashion Bug Plus #8067, Inc. ............................     Tennessee
Fashion Bug Plus #8068, Inc. ............................     Florida
Fashion Bug Plus #8069, Inc. ............................     Texas
Fashion Bug Plus #8070, Inc. ............................     New Mexico
Fashion Bug Plus #8071, Inc. ............................     Iowa
Fashion Bug Plus #8072, Inc. ............................     Texas
Fashion Bug Plus #8073, Inc. ............................     Montana
Fashion Bug Plus #8074, Inc. ............................     West Virginia
Fashion Bug Plus #8076, Inc. ............................     California
Fashion Bug Plus #8078, Inc. ............................     California
Fashion Bug Plus #8079, Inc. ............................     Georgia
Fashion Bug Plus #8080, Inc. ............................     Florida
Fashion Bug Plus #811, Inc. .............................     Michigan
Fashion Bug Plus #818 Of Auburn, Inc. ...................     New York
Fashion Bug Plus #881, Inc. .............................     Michigan
Fashion Bug Plus #904, Inc. .............................     Florida
Fashion Bug Plus #932, Inc. .............................     Kentucky
Fashion Bug Plus #962, Inc. .............................     West Virginia
Fashion Bug Plus #963, Inc. .............................     Michigan
Fashion Bug Plus #964, Inc. .............................     Ohio
Fashion Bug Plus #966, Inc. .............................     West Virginia
Fashion Bug Plus #970, Inc. .............................     Georgia
Fashion Bug Plus #972, Inc. .............................     Illinois
Fashion Bug Plus #975 Of Horseheads, Inc. ...............     New York
Fashion Bug Plus #976, Inc. .............................     Wisconsin
Fashion Bug Plus #979, Inc. .............................     Missouri
Fashion Bug Plus #980, Inc. .............................     Maine
Fashion Bug Plus #981, Inc. .............................     Pennsylvania
Fashion Bug Plus #985, Inc. .............................     Minnesota
Fashion Bug Plus #987, Inc. .............................     Pennsylvania
Fashion Bug Plus #991, Inc. .............................     Iowa
Fashion Bug Plus #993, Inc. .............................     New Jersey
Fashion Bug Plus Of Appleton, Inc. ......................     Wisconsin
Fashion Bug Plus Of Baltimore, Inc. .....................     Maryland
Fashion Bug Plus Of Beloit, Inc. ........................     Wisconsin
Fashion Bug Plus Of Dubois, Inc. ........................     Pennsylvania
Fashion Bug Plus Of Erie, Inc. ..........................     Pennsylvania
Fashion Bug Plus Of Essexville, Inc. ....................     Michigan
Fashion Bug Plus Of Flint, Inc. .........................     Michigan
Fashion Bug Plus Of Frederick, Inc. .....................     Maryland
Fashion Bug Plus Of Hadley, Inc. ........................     Massachusetts
Fashion Bug Plus Of Lancaster Plaza, Inc. ...............     Pennsylvania
Fashion Bug Plus Of Lawnside, Inc. ......................     New Jersey
Fashion Bug Plus Of Melrose Park, Inc. ..................     Illinois
Fashion Bug Plus Of Mt. Greenwood, Inc. .................     Illinois
Fashion Bug Plus Of North Ft Myers, Inc. ................     Florida
Fashion Bug Plus Of Northwest Plaza, Inc. ...............     Ohio
Fashion Bug Plus Of Pekin, Inc, .........................     Illinois
Fashion Bug Plus Of Pontiac, Inc. .......................     Michigan
Fashion Bug Plus Of Sharon Hill, Inc. ...................     Pennsylvania
Fashion Bug Plus Of Sheboygan, Inc. .....................     Wisconsin
Fashion Bug Plus Of Turfland Mall, Inc. .................     Kentucky
Fashion Bug Plus Of Wallkill, Inc. ......................     New York
Fashion Bug Plus Of Whitehaven, Inc. ....................     Tennessee
Fashion Service Corp. ...................................     Delaware
Fashion Service Fulfillment Corporation .................     Delaware
Fashion Service Protection Corporation ..................     Pennsylvania
FB Apparel, Inc. ........................................     Indiana
FB Clothing, Inc. .......................................     Indiana
FB Distro, Inc. .........................................     Indiana
Festus #2733 Development Co., Inc. ......................     Missouri
Fshc, Inc. ..............................................     Delaware
International Apparel, Inc. .............................     Pennsylvania
J.M. Balter Co. .........................................     Pennsylvania
J.P.A. Clothing Company .................................     Georgia
J.P.A. Service Co. ......................................     Georgia
Kafco Development Co., Inc. .............................     Pennsylvania
Kirkstone Ltd ...........................................     Hong Kong
Ks Investments Ltd. .....................................     Bermuda
Lanco, Inc. .............................................     Delaware
Lane Bryant #6005, Inc. .................................     New Jersey
Lane Bryant #6007, Inc. .................................     Pennsylvania
Lane Bryant #6008, Inc. .................................     Illinois
Lane Bryant #6010, Inc. .................................     California
Lane Bryant #6083, Inc. .................................     California
Lane Bryant #6088 Of Cortlandt, Inc. ....................     New York
Lane Bryant #6120, Inc. .................................     North Dakota
Lane Bryant #6149, Inc. .................................     Michigan
Lane Bryant #6181, Inc. .................................     Connecticut
Lane Bryant #6218, Inc. .................................     South Carolina
Lane Bryant #6226, Inc. .................................     Washington
Lane Bryant #6230, Inc. .................................     Massachusetts
Lane Bryant #6238, Inc ..................................     Connecticut
Lane Bryant #6243, Inc. .................................     Florida
Lane Bryant #6245, Inc. .................................     Wisconsin
Lane Bryant #6248, Inc. .................................     Alabama
Lane Bryant #6260, Inc. .................................     North Carolina
Lane Bryant #6271, Inc. .................................     Nevada
Lane Bryant #6275, Inc. .................................     Washington
Lane Bryant #6295, Inc. .................................     Pennsylvania
Lane Bryant #6300, Inc. .................................     Tennessee
Lane Bryant #6315 Of Bayshore, Inc. .....................     New York
Lane Bryant #6329, Inc. .................................     Georgia
Lane Bryant #6344, Inc. .................................     Florida
Lane Bryant #6366, Inc. .................................     Ohio
Lane Bryant #6371, Inc. .................................     Ohio
Lane Bryant #6373 Of Shirley, Inc. ......................     New York
Lane Bryant #6374, Inc. .................................     Maine
Lane Bryant #6377, Inc. .................................     New Mexico
Lane Bryant #6384, Inc. .................................     Florida
Lane Bryant #6385, Inc. .................................     Iowa
Lane Bryant #6397, Inc. .................................     Alabama
Lane Bryant #6402, Inc. .................................     Kentucky
Lane Bryant #6404, Inc. .................................     Texas
Lane Bryant #6406, Inc. .................................     Michigan
Lane Bryant #6407, Inc. .................................     Maryland
Lane Bryant #6409, Inc. .................................     Tennessee
Lane Bryant #6420 Inc. ..................................     Florida
Lane Bryant #6421, Inc. .................................     Texas
Lane Bryant #6424, Inc. .................................     Iowa
Lane Bryant #6431, Inc. .................................     Virginia
Lane Bryant #6433, Inc. .................................     Florida
Lane Bryant #6436, Inc. .................................     Texas
Lane Bryant #6456, Inc. .................................     New Jersey
Lane Bryant #6458, Inc. .................................     Indiana
Lane Bryant #6464, Inc. .................................     Michigan
Lane Bryant #6466, Inc. .................................     Florida
Lane Bryant #6478, Inc. .................................     Florida
Lane Bryant #6480, Inc. .................................     Virginia
Lane Bryant #6489, Inc. .................................     North Carolina
Lane Bryant #6503, Inc. .................................     Pennsylvania
Lane Bryant #6510, Inc. .................................     North Carolina
Lane Bryant #6560, Inc. .................................     Georgia
Lane Bryant #6561, Inc. .................................     Indiana
Lane Bryant #6746, Inc. .................................     Minnesota
Lane Bryant #6794, Inc. .................................     Illinois
Lane Bryant #6803, Inc. .................................     New Jersey
Lane Bryant #6830, Inc. .................................     Florida
Lane Bryant #6836, Inc. .................................     Wisconsin
Lane Bryant #6850, Inc. .................................     Georgia
Lane Bryant #6862, Inc. .................................     Florida
Lane Bryant #6873, Inc. .................................     Massachusetts
Lane Bryant #6898, Llc ..................................     Nevada
Lane Bryant #6907, Inc. .................................     Ohio
Lane Bryant 6042, Inc. ..................................     California
Lane Bryant 6161, Inc. ..................................     California
Lane Bryant 6265, Inc. ..................................     California
Lane Bryant 6330, Inc. ..................................     Missouri
Lane Bryant 6370, Inc. ..................................     California
Lane Bryant 6520, Inc. ..................................     California
Lane Bryant 6529, Inc. ..................................     California
Lane Bryant 6642, Inc. ..................................     California
Lane Bryant Purchasing Corporation ......................     Delaware
Lane Bryant, Inc. .......................................     Delaware
M And A Joint Ventures, Llc .............................     Delaware
Macomb #2619 Development Co., Inc. ......................     Illinois
Modern Woman Holdings, Inc. .............................     Delaware
Modern Woman Name Holding, Inc. .........................     Delaware
Modern Woman Specialty, Inc. ............................     California
Modern Woman, Inc. (De) .................................     Delaware
Modern Woman, Inc. (Mi) .................................     Michigan
Presque Isle #2756 Development Co., Inc. ................     Maine
Price Appeal #5001 Of Staten Island, Inc. ...............     New York
Price Appeal #5015, Inc. ................................     New Jersey
Price Appeal #5060, Inc. ................................     Michigan
Rolla #2685 Development Co., Inc. .......................     Missouri
Rose Merge Sub, Inc. ....................................     Tennessee
Salina #2926 Development Co., Inc. ......................     Kansas
San Angelo #2973 Development Co., Inc. ..................     Texas
Sentani Trading Ltd. ....................................     Hong Kong
Sierra Nevada Factoring, Inc. ...........................     Nevada
Sikeston #2736 Development Co., Inc. ....................     Missouri
Spirit Of America Promotions, Inc. ......................     Ohio
Spirit Of America, Inc. .................................     Delaware
The Answer #5454, Inc. ..................................     Georgia
The Answer #5542, Inc. ..................................     Virginia
The Answer #5543, Inc. ..................................     Georgia
The Answer #5544, Inc. ..................................     California
The Answer #5546, Inc. ..................................     California
The Answer #5547, Inc. ..................................     Wisconsin
The Answer #5548, Inc. ..................................     Wisconsin
The Answer #5603, Inc. ..................................     Illinois
The Answer #5640, Inc. ..................................     Georgia
The Answer #5641, Inc. ..................................     Virginia
The Answer #5642, Inc. ..................................     Louisiana
Venice Acquisition Corporation ..........................     Delaware
Victoria #2972 Development Co., Inc. ....................     Texas
W.L. Distributors, Inc. .................................     Pennsylvania
White Marsh Distribution, Llc ...........................     Maryland
Winks Lane, Inc. ........................................     Pennsylvania
Yardarm Trading Ltd. ....................................     Hong Kong
Yucca #2524 Development Co., Inc. .......................     California
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